Exhibit 10.90





                               TERM LOAN AGREEMENT



                          DATED AS OF JANUARY 13, 2006

                                      AMONG

                                 GM OLATHE, LLC

                                       AND

                    GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                                  AS BORROWERS


                                       AND

                          KEYBANK NATIONAL ASSOCIATION
                    AS ADMINISTRATIVE AGENT AND LEAD ARRANGER

                                       AND

                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO,
                                   AS LENDERS


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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS..........................................................1
ARTICLE II THE CREDIT.........................................................12
   2.1     Generally..........................................................12
   2.2     Ratable Advances...................................................12
   2.3     Final Principal Payment............................................12
   2.4     Fees...............................................................12
   2.5     Intentionally Omitted..............................................12
   2.6     Optional Prepayments; Mandatory Prepayments........................12
   2.7     Method of Selecting Types and Interest Periods.....................13
   2.8     Conversion and Continuation of Outstanding Advances................13
   2.9     Changes in Interest Rate, Etc......................................14
   2.10    Rates Applicable After Default.....................................14
   2.11    Method of Payment..................................................14
   2.12    Notes; Telephonic Notices..........................................15
   2.13    Interest Payment Dates; Interest and Fee Basis.....................15
   2.14    Notification of Advances, Interest Rates and Prepayments...........15
   2.15    Lending Installations..............................................15
   2.16    Non-Receipt of Funds by the Administrative Agent...................15
   2.17    Replacement of Lenders under Certain Circumstances.................16
   2.18    Usury..............................................................16
ARTICLE III CHANGE IN CIRCUMSTANCES...........................................17
   3.1     Yield Protection...................................................17
   3.2     Changes in Capital Adequacy Regulations............................17
   3.3     Availability of Types of Advances..................................18
   3.4     Funding Indemnification............................................18
   3.5     Taxes..............................................................18
   3.6     Lender Statements; Survival of Indemnity...........................20
ARTICLE IV CONDITIONS PRECEDENT...............................................20
   4.1     Initial Advance....................................................20
ARTICLE V REPRESENTATIONS AND WARRANTIES......................................23
   5.1     Existence..........................................................23
   5.2     Authorization and Validity.........................................23
   5.3     No Conflict; Government Consent....................................23
   5.4     Financial Statements; Material Adverse Effect......................24
   5.5     Taxes..............................................................24
   5.6     Litigation and Guarantee Obligations...............................24
   5.7     Intentionally Omitted..............................................24
   5.8     ERISA..............................................................24
   5.9     Accuracy of Information............................................25
   5.10    Regulation U.......................................................25
   5.11    Material Agreements................................................25
   5.12    Compliance With Laws...............................................25
   5.13    Ownership of Projects..............................................25
   5.14    Investment Company Act.............................................25
   5.15    Public Utility Holding Company Act.................................25
   5.16    Intentionally Omitted..............................................25
   5.17    Insurance..........................................................25
   5.18    REIT Status........................................................26
   5.19    Title to Property..................................................26
   5.20    Environmental Matters..............................................26
   5.21    Collateral Asset...................................................27
   5.22    Office of Foreign Asset Control....................................28


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ARTICLE VI COVENANTS..........................................................29
   6.1     Financial Reporting................................................29
   6.2     Use of Proceeds....................................................30
   6.3     Notice of Default..................................................30
   6.4     Conduct of Business................................................30
   6.5     Taxes..............................................................30
   6.6     Insurance..........................................................30
   6.7     Compliance with Laws...............................................31
   6.8     Maintenance of Properties..........................................31
   6.9     Inspection.........................................................31
   6.10    Maintenance of Status..............................................31
   6.11    Dividends..........................................................31
   6.12    No Change in Control...............................................31
   6.13    Affiliates.........................................................31
   6.14    Consolidated Net Worth.............................................31
   6.15    Indebtedness and Cash Flow Covenants...............................31
   6.17    Approval of Leases.................................................32
ARTICLE VII DEFAULTS..........................................................32
ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...................34
   8.1     Acceleration.......................................................34
   8.2     Amendments.........................................................34
   8.3     Preservation of Rights.............................................35
   8.4     Foreclosure........................................................35
   8.5     Insolvency of Borrower.............................................36
ARTICLE IX GENERAL PROVISIONS.................................................36
   9.1     Survival of Representations........................................36
   9.2     Governmental Regulation............................................36
   9.3     Intentionally Omitted..............................................36
   9.4     Headings...........................................................36
   9.5     Entire Agreement...................................................36
   9.6     Several Obligations; Benefits of this Agreement....................36
   9.7     Expenses; Indemnification..........................................37
   9.8     Numbers of Documents...............................................37
   9.9     Accounting.........................................................37
   9.10    Severability of Provisions.........................................37
   9.11    Nonliability of Lenders............................................37
   9.12    CHOICE OF LAW......................................................37
   9.13    CONSENT TO JURISDICTION............................................38
   9.14    WAIVER OF JURY TRIAL...............................................38
ARTICLE X THE ADMINISTRATIVE AGENT............................................38
   10.1    Appointment........................................................38
   10.2    Powers.............................................................38
   10.3    General Immunity...................................................39
   10.4    No Responsibility for Loans, Recitals, etc.........................39
   10.5    Action on Instructions of Lenders..................................39
   10.6    Employment of Agents and Counsel...................................39
   10.7    Reliance on Documents; Counsel.....................................39
   10.8    Administrative Agent's Reimbursement and Indemnification...........40
   10.9    Rights as a Lender.................................................40
   10.10   Lender Credit Decision.............................................40
   10.11   Successor Administrative Agent.....................................40
   10.12   Notice of Defaults.................................................41
   10.13   Requests for Approval..............................................41
   10.14   Defaulting Lenders.................................................41


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ARTICLE XI RELEASE OF PORTION OF COLLATERAL ASSET.............................42
   11.1    Transfer...........................................................42
   11.2    Release............................................................43
   11.3    Subdivision Alternative............................................43
ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................44
   12.1    Successors and Assigns.............................................44
   12.2    Participations.....................................................45
   12.3    Assignments........................................................45
   12.4    Dissemination of Information.......................................46
   12.5    Tax Treatment......................................................46
ARTICLE XIII NOTICES..........................................................46
   13.1    Giving Notice......................................................46
   13.2    Change of Address..................................................47
ARTICLE XIV COUNTERPARTS......................................................47




                                       iii
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                               TERM LOAN AGREEMENT


     This Term Loan Agreement, dated as of January __, 2006, is among GM Olathe, LLC, a Delaware limited liability company (the "Owner"), and Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("GPLP" and collectively with Owner, the "Borrower"), KeyBank National Association, a national banking association, and the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, the "Lenders") and KeyBank National Association, not individually, but as "Administrative Agent."

                                    RECITALS
                                    --------

     A. GPLP is primarily engaged in the business of purchasing, owning, operating, leasing and managing retail properties.

     B. Owner holds an 811,678 square foot mall located in Olathe, Kansas commonly known as The Great Mall of the Great Plains.

     C. The Borrower has requested that the Lenders make a single disbursement term loan to the Borrower pursuant to the terms of this Agreement to refinance existing debt of Owner secured by such mall. The Administrative Agent and the Lenders have agreed to do so.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

     As used in this Agreement:

     "ABR Applicable Margin" means zero percent per annum.

     "Adjusted Annual EBITDA" shall have, as of any date, the meaning then given to such term under the GPLP Revolver.

     "Adjusted Funds From Operations" shall mean Funds From Operations less Preferred Dividends.

     "Administrative Agent" means KeyBank National Association in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

     "Advance" means the initial borrowing hereunder and from time to time thereafter each portion of such initial borrowing which is of the same Type and, in the case of LIBOR Rate Advances, for the same LIBOR Interest Period.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Aggregate Commitment" means $30,000,000.

     "Agreement" means this Credit Agreement, as it may be amended or modified and in effect from time to time.

     "Agreement Execution Date" means the date this Agreement has been fully executed and delivered by all parties hereto.

     "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Applicable Margin" means, as applicable, the ABR Applicable Margin or the LIBOR Applicable Margin which are used in calculating the interest rate applicable to the various Types of Advances.

     "Appraisal" shall mean an appraisal of the Collateral Asset commissioned by the Administrative Agent, and acceptable to the Administrative Agent and Required Lenders, in compliance with the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder ("FIRREA") and with the Uniform Standards of Professional Appraisal Practice.

     "Appraised Value" means the "as-is" appraised value of the Collateral Asset as shown on the most recent Appraisal thereof.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Authorized Officer" means any of the President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, Vice President and Chief Financial Officer, Vice President, Controller and Chief Accounting Officer or Executive Vice President and General Counsel of the general partner of GPLP, acting singly.

     "Borrowing Date" means a date on which an Advance is made hereunder.

     "Borrowing Notice" is defined in Section 2.8.

     "Business Day" means (i) with respect to any borrowing, payment or rate selection of LIBOR Rate Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio and New York, New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio and New York, New York for the conduct of substantially all of their commercial lending activities.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

     "Capitalized Lease" of a Person means any lease of Property imposing obligations on such Person, as lessee thereunder, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

     "Change in Control" means (i) any change in the ownership of either Parent Entity which results in more than twenty-five percent (25%) of the such Parent Entity's Capital Stock being acquired by any one Person, or group of Persons which are Affiliates of each other, or (ii) any change in the membership of either Parent Entity's Board of Directors which results in the board members as of any date after the Agreement Execution Date constituting less than 50% of the total board members at any time during the one (1) year period following such date, or (iii) any change in the identity of the owners of the general partnership interests in the Borrower, unless any such owner is a Wholly-Owned Subsidiary of Glimcher Realty Trust.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Collateral" means all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document including, without limitation, the Collateral Asset.

     "Collateral Asset" means the real estate and related improvements described in the Mortgage commonly known as The Great Mall of the Great Plains, Olathe, Kansas.

     "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

     "Consolidated Group" shall have the meaning given to such term in the GPLP Revolver from time to time.

     "Consolidated Group Pro Rata Share" shall mean, with respect to any Investment Affiliate, the percentage of the total equity ownership interests held by the Consolidated Group, in the aggregate, in such Investment Affiliate determined by calculating the percentage of the issued and outstanding stock, partnership interests or membership interests in such Investment Affiliate held by the Consolidated Group in the aggregate.

     "Consolidated Net Worth" means, as of any date of determination, an amount equal to (a) Total Asset Value minus (b) Consolidated Outstanding Indebtedness as of such date.

     "Consolidated Outstanding Indebtedness" shall mean, as of any date of determination, without duplication, the sum of (a) all Indebtedness of the Consolidated Group outstanding at such date, determined on a consolidated basis

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in accordance with GAAP, plus, without duplication (b) the greater of (i) the applicable Consolidated Group Pro Rata Share of all Indebtedness of each Investment Affiliate (other than Indebtedness of such Investment Affiliate to a member of the Consolidated Group) and (ii) the amount of Indebtedness of such Investment Affiliate which is also Recourse Indebtedness to a member of the Consolidated Group.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Conversion/Continuation Notice" is defined in Section 2.8.

     "Default" means an event described in Article VII.

     "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation, or, if no time frame is specified, if such failure or refusal continues for a period of five Business Days after written notice from the Administrative Agent; provided that if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

     "Default Rate" means the interest rate which may apply during the continuance of a Default pursuant to Section 2.10 which shall mean that (i) each LIBOR Rate Advance shall bear interest for the remainder of the applicable LIBOR Interest Period at the rate otherwise applicable to such LIBOR Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate otherwise applicable to the Floating Rate Advance plus 2% per annum.

     "Environmental Indemnity" means the environmental indemnity agreement to be executed by GPLP and Owner in the form attached hereto as Exhibit I and made a part hereof, as such document may be hereafter amended and/or restated from time to time.

     "Environmental Laws" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

     "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by any jurisdiction with taxing authority over the Lender.

     "Expansion Parcel" shall mean an area of the Collateral Asset cross-hatched on Exhibit D attached hereto and marked as "Part of Tract A" (or such lesser area within such cross-hatched area necessary to construct the proposed improvements described in Article 11 hereof and to provide parking adjacent to such improvements necessary for the use and operation of such improvements).

     "Facility Termination Date" means January __, 2009.

     "Federal Funds Effective Rate" shall mean, for any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of Cleveland on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate."

     "Financial Contract" of a Person means (i) any exchange - traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (ii) any Rate Management Transaction.

     "Financial Undertaking" of a Person means (i) any transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person, or (ii) any agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options.

     "Fixed Charges" shall have, as of any date, the meaning then given to such term under the GPLP Revolver.

     "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) ABR Applicable Margin for such day, in each case changing when and as the Alternate Base Rate changes.

     "Floating Rate Advance" means an Advance which bears interest at the Floating Rate.

     "Floating Rate Loan" means a Loan which bears interest at the Floating
Rate.

     "Funds From Operations" shall have the meaning determined from time to time by the National Association of Real Estate Investment Trusts to be the meaning most commonly used by its members.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 6.1.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GPLP Revolver" means that certain revolving credit facility available to GPLP in the maximum amount of $150,000,000 pursuant to that certain Credit

Agreement dated as of October 13, 2003 by and between GPLP and KeyBank National Association, as Administrative Agent and Lead Arranger, and the several Lenders from time to time parties thereto, as amended, restated or otherwise modified from time to time, including any new revolving credit facility which refinances and replaces such facility.

     "Guarantee Obligation" means, as to any Person (the "guaranteeing person"), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any Letter of Credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Indebtedness" of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money including without limitation any repurchase obligation or liability of such Person with respect to securities, accounts or notes receivable sold by such Person, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,
(d) all Capitalized Lease Obligations, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Group, Guarantee Obligations of one member of the Consolidated Group in respect of primary obligations of any other member of the Consolidated Group), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) any Net Mark-to-Market Exposure and (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

     "Interest Period" means a LIBOR Interest Period.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

     "Investment Affiliate" means any Person in which the Consolidated Group, directly or indirectly, has any ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Group.

     "Lenders" means the lending institutions listed on the signature pages of this Agreement, their respective successors and assigns, any other lending institutions that subsequently become parties to this Agreement.

     "Lending Installation" means, with respect to a Lender, any office, branch, subsidiary or affiliate of such Lender.

     "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "LIBOR Applicable Margin" means one and sixty-five one hundredths of one percent (1.65%) per annum.

     "LIBOR Base Rate" means, the rate (rounded upwards to the nearest 1/16th) with respect to a LIBOR Rate Advance for the relevant LIBOR Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, and having a maturity equal to such LIBOR Interest Period, provided that, if no such British Bankers' Association LIBOR rate is available to the Administrative Agent, the applicable LIBOR Base Rate for the relevant LIBOR Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which KeyBank or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of KeyBank's relevant LIBOR Rate Loan and having a maturity equal to such LIBOR Interest Period.

     "LIBOR Interest Period" means, with respect to each amount bearing interest at a LIBOR based rate, a period of one, two, three or six months, to the extent deposits with such maturities are available to the Lenders, commencing on a Business Day, as selected by the Borrower; provided, however, that any LIBOR Interest Period which begins on a day for which there is no numerically corresponding date in the calendar month in which such LIBOR Interest Period would otherwise end shall instead end on the last Business Day of such calendar month. Notwithstanding the foregoing, at any one time there will be no more than six (6) LIBOR Interest Periods outstanding.

     "LIBOR Rate" means, for any LIBOR Interest Period, the sum of (A) the LIBOR Base Rate applicable thereto divided by one minus the then-current Reserve Requirement and (B) the LIBOR Applicable Margin.

     "LIBOR Rate Advance" means an Advance which bears interest at a LIBOR Rate.

     "LIBOR Rate Loan" means a Loan which bears interest at a LIBOR Rate.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan" means, with respect to a Lender, such Lender's portion of any Advance.

     "Loan Documents" means this Agreement, the Notes, the Security Documents, and any other document from time to time evidencing or securing indebtedness incurred by the Borrower under this Agreement, as any of the foregoing may be amended or modified from time to time.

     "Loan Parties" means the Borrower and the Parent Entities.

     "Major Tenant" means a tenant occupying space at any Project of 10,000 square feet or greater.

     "Material Adverse Effect" means, in the Administrative Agent's reasonable discretion, a material adverse effect on (i) the business, property or condition (financial or otherwise) of the Consolidated Group, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents.

     "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation, but excluding substances of kinds and amounts ordinarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations or as inventory of tenants and otherwise in compliance with all Environmental Laws.

     "Maximum Legal Rate" means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Notes and as provided for herein or in the Notes or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions hereof.

     "Mortgage" means the mortgage recorded against the Collateral Asset which shall be substantially in the form attached hereto as Exhibit H and made a part hereof, as such document may be hereafter amended and/or restated from time to time.

     "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which GPLP or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

     "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions or any other Financial Contract. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming the Rate Management Transaction or other Financial Contract were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming such Rate Management Transaction or other Financial Contract were to be terminated as of that date).

     "Non-U.S. Lender" is defined in Section 3.5(iv).

     "Note" means a promissory note, in substantially the form of Exhibit A hereto, duly executed by the Borrower and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Notice of Assignment" is defined in Section 12.3.2.

     "Obligations" means the Advances and all accrued and unpaid fees and all other obligations of Borrower to the Administrative Agent or the Lenders arising under this Agreement or any of the other Loan Documents.

     "Other Taxes" is defined in Section 3.5(ii).

     "Participants" is defined in Section 12.2.1.

     "Parent Entities" means Glimcher Realty Trust and Glimcher Properties Corporation.

     "Payment Date" means, with respect to the payment of interest accrued on any Advance, the fifteenth day of each calendar month.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Percentage" means for each Lender the ratio that such Lender's Commitment bears to the Aggregate Commitment, expressed as a percentage.

     "Permitted Liens" are defined in Section 6.16.

     "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

     "Preferred Dividends" means, with respect to any entity, dividends or other distributions which are payable to holders of any ownership interests in such entity which entitle the holders of such ownership interests to be paid on a preferred basis prior to dividends or other distributions to the holders of other types of ownership interests in such entity.

     "Prime Rate" means a rate per annum equal to the prime rate of interest publicly announced from time to time by KeyBank or its parent as its prime rate (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

     "Project" means any real estate asset owned by GPLP or Owner and operated or intended to be operated as a retail property.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Purchasers" is defined in Section 12.3.1.

     "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

     "Recourse Indebtedness" means any Indebtedness of the Borrower or any other member of the Consolidated Group with respect to which the liability of the obligor is not limited to the obligor's interest in specified assets securing such Indebtedness, subject to customary limited exceptions for certain acts or types of liability.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means Lenders in the aggregate having at least 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding Advances.

     "Reserve Requirement" means, with respect to a LIBOR Rate Loan and LIBOR Interest Period, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve Board or other governmental authority or agency having jurisdiction with respect thereto for determining the maximum reserves (including, without limitation, basic, supplemental, marginal and emergency reserves) for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Security Documents" means the collective reference to the Mortgage, the UCC Financing Statements, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

     "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of GPLP.

     "Substantial Portion" means, with respect to the Property of GPLP and its Subsidiaries, Property which represents more than 10% of then-current Total Asset Value.

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

     "Total Asset Value" shall have, as of any date, the meaning then given to such term under the GPLP Revolver.

     "Transferee" is defined in Section 12.4.

     "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or LIBOR Rate Advance.

     "Unfunded Liabilities" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE III

                                   THE CREDIT
                                   ----------

     2.1 Generally. Subject to the terms and conditions of this Agreement, Lenders severally agree to make a single initial Advance through the Administrative Agent to Borrower in the amount of the Aggregate Commitment.

     Each Lender shall fund its Percentage of such initial Advance and no Lender will be required to fund any amounts which would exceed such Lender's Commitment. This facility ("Facility") is not a revolving credit facility and, therefore, notwithstanding repayment of all or any portion of such Advance, the Borrower shall have no right to reborrow Advances thereafter. For convenience, portions of such single initial disbursement bearing different interest rates are referred to herein as "Advances" but such reference shall not be deemed in any way to create such a revolving credit facility.

     2.2 Ratable Advances. The initial Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to the ratio their respective Commitments bear to the Aggregate Commitment and may be Floating Rate Advances, LIBOR Rate Advances or a combination thereof, selected by the Borrower in accordance with Section 2.7.

     2.3 Final Principal Payment. Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date.

     2.4 Fees. The Borrower agrees to pay an upfront fee to the Administrative Agent on the date of the initial Advance equal to sixty one hundredth of one percent (0.6%) of the Aggregate Commitment.

     2.5 Intentionally Omitted.

     2.6 Optional Prepayments; Mandatory Prepayments.

          (a) The Borrower may, upon at least one (1) Business Day's notice to the Administrative Agent, prepay all or any portion of the Advances, which notice shall specify the date and amount of prepayment and whether the prepayment is of LIBOR Rate Advances or Floating Rate Advances, or a combination thereof, and if a combination thereof, the amount allocable to each; provided, however, that (i) any partial prepayment under this Subsection shall be in an amount not less than $1,000,000 or a whole multiple of $100,000 in excess thereof and; (ii) any LIBOR Rate Advance prepaid on any day other than the last day of the applicable LIBOR Interest Period must be accompanied by any amounts payable pursuant to Section 3.4. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 3.4.

          (b) If GPLP shall either replace the GPLP Revolver with a new facility or amend and restate the GPLP Revolver to increase the aggregate commitment available thereunder, then, the Borrower shall make a mandatory prepayment of the Loans in an amount sufficient to reduce the outstanding Advances hereunder to $25,000,000 or less upon the date of such a replacement or amendment and restatement. The failure of the Borrower to make any prepayment as required under this subsection shall constitute a Default under this Agreement. Each prepayment required to be made under this subsection shall include any amounts payable pursuant to Section 3.4. Such prepayment shall be of applied first to Floating Rate Advances, and then to LIBOR Rate Advances.

     2.7 Method of Selecting Types and Interest Periods. The Borrower shall select the Type of each Advance comprising the initial disbursement hereunder and, in the case of each LIBOR Rate Advance, the Interest Period applicable to such Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") in the form attached as Exhibit G hereto (i) not later than 1:00 p.m. Cleveland time on the Business Day immediately preceding the Borrowing Date of each Floating Rate Advance, and (ii) not later than noon Cleveland time, at least three (3) Business Days before the Borrowing Date for each LIBOR Rate Advance:

               (i) the Borrowing Date, which shall be a Business Day, of such Advance,

               (ii) the aggregate amount of such Advance,

               (iii) the Type of Advance selected, and

               (iv) in the case of each LIBOR Rate Advance, the LIBOR Interest Period applicable thereto.

     Each Lender shall make available its Loan or Loans, in funds immediately available in Cleveland to the Administrative Agent at its address specified pursuant to Article XIII on each Borrowing Date not later than (i) 11:00 a.m. (Cleveland time), in the case of Floating Rate Advances which have been requested by a Borrowing Notice given to the Administrative Agent not later than 1:00 p.m. (Cleveland time) on the Business Day immediately preceding such Borrowing Date, or (ii) noon (Cleveland time) in the case of all other Advances. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

     No Interest Period may end after the Facility Termination Date and, unless the Lenders otherwise agree in writing, in no event may there be more than six
(6) different Interest Periods for LIBOR Rate Advances outstanding at any one time.

     2.8 Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into LIBOR Rate Advances. Each LIBOR Rate Advance shall continue as a LIBOR Rate Advance until the end of the then applicable LIBOR Interest Period therefor, at which time such LIBOR Rate Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such LIBOR Interest Period, such LIBOR Rate Advance either continue as a LIBOR Rate Advance for the same or another Interest Period or be converted to an Advance of another Type. Subject to the terms of Section 2.5, the Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that any conversion of any LIBOR Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the

Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance to a LIBOR Rate Advance or continuation of a LIBOR Rate Advance not later than 11:00 a.m. (Cleveland time), at least three Business Days, in the case of a conversion into or continuation of a LIBOR Rate Advance, prior to the date of the requested conversion or continuation, specifying:

               (i) the requested date which shall be a Business Day, of such conversion or continuation;

               (ii) the aggregate amount and Type of the Advance which is to be converted or continued; and

               (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a LIBOR Rate Advance, the duration of the LIBOR Interest Period applicable thereto.

     2.9 Changes in Interest Rate, Etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a LIBOR Rate Advance into a Floating Rate Advance pursuant to Section 2.8 to but excluding the date it becomes due or is converted into a LIBOR Rate Advance pursuant to
Section 2.8 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each LIBOR Rate Advance shall bear interest from and including the first day of the LIBOR Interest Period applicable thereto to (but not including) the last day of such LIBOR Interest Period at the interest rate determined as applicable to such LIBOR Rate Advance.

     2.10 Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.7 or 2.8, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be converted into or continued as a LIBOR Rate Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that the Default Rate shall apply, provided, however, that the Default Rate shall become applicable automatically if a Default occurs under Section 7.1 or 7.2, unless waived by the Required Lenders.

     2.11 Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing at least three (3) Business Days in advance by the Administrative Agent to the Borrower, by noon (Cleveland time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders. As provided elsewhere herein, all Lenders' interests in the Advances and the Loan Documents shall be ratable undivided interests and none of such Lenders' interests shall have priority over the others. Each payment delivered to the Administrative Agent for the account of any Lender or amount to be applied or paid by the Administrative Agent to any Lender shall be paid promptly (on the same day as received by the Administrative Agent if received prior to noon (Cleveland time) on such day and otherwise on the next Business
Day) by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. Payments received by the Administrative Agent but not timely funded to the Lenders shall bear interest payable by the Administrative Agent at the Federal Funds Effective Rate from the date due until the date paid. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with KeyBank for each payment of principal, interest and fees as it becomes due hereunder.

     2.12 Notes; Telephonic Notices. Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that the failure to so record shall not affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on written notices made by any Authorized Officer and Borrower agrees to deliver promptly to the Administrative Agent such written notice. The Administrative Agent will at the request of the Borrower, from time to time, but not more often than monthly, provide notice of the amount of the outstanding Aggregate Commitment, the Type of Advance, and the applicable interest rate, if for a LIBOR Rate Advance. Upon a Lender's furnishing to Borrower an affidavit to such effect, if a Note is mutilated, destroyed, lost or stolen, Borrower shall deliver to such Lender, in substitution therefore, a new note containing the same terms and conditions as such Note being replaced.

     2.13 Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, at maturity, whether by acceleration or otherwise. Interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Cleveland time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.14 Notification of Advances, Interest Rates and Prepayments. The Administrative Agent will notify each Lender of the contents of each Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder not later than the close of business on the Business Day such notice is received by the Administrative Agent. The Administrative Agent will notify each Lender of the interest rate applicable to each LIBOR Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate

     2.15 Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice at least three (3) Business Days in advance to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

     2.16 Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the time at which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan. If such Lender so repays such amount and interest thereon to the Administrative Agent within one Business Day after such demand, all interest accruing on the Loan not funded by such Lender during such period shall be payable to such Lender when received from the Borrower.

     2.17 Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender which (a) is not capable of receiving payments without any deduction or withholding of United States federal income tax pursuant to Section 3.5, or (b) cannot maintain its LIBOR Rate Loans at a suitable Lending Installation pursuant to Section 3.3, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any applicable legal or regulatory requirements affecting the Lenders, (ii) no Default or (after notice thereof to the Borrower) no Unmatured Default shall have occurred and be continuing at the time of such replacement,
(iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under Sections 3.4 and 3.6 if any LIBOR Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of
Section 12.3 (provided that the Borrower shall be obligated to pay the processing fee referred to therein), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 3.5 and (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

     2.18 Usury . This Agreement and each Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject any Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES
                             -----------------------

     3.1 Yield Protection. If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its LIBOR Rate Loans, or

               (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than the Reserve Requirement and any other reserves and assessments taken into account in determining the interest rate applicable to LIBOR Rate Advances), or

               (iii) imposes any other condition the direct result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its LIBOR Rate Loans, or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its LIBOR Rate Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of LIBOR Rate Loans, by a material amount.

and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation, as the case may be, of making or maintaining its LIBOR Rate Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such LIBOR Rate Loans or Commitment, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

     3.2 Changes in Capital Adequacy Regulations. If a Lender in good faith determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change (as hereinafter defined), then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender in good faith determines is attributable to this Agreement, its outstanding credit exposure hereunder or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as hereinafter defined) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3 Availability of Types of Advances. If any Lender in good faith determines that maintenance of any of its LIBOR Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, the Administrative Agent shall, with written notice to Borrower, suspend the availability of the affected Type of Advance and require any LIBOR Rate Advances of the affected Type to be repaid; or if the Required Lenders in good faith determine that (i) deposits of a type or maturity appropriate to match fund LIBOR Rate Advances are not available, the Administrative Agent shall, with written notice to Borrower, suspend the availability of the affected Type of Advance with respect to any LIBOR Rate Advances made after the date of any such determination, or (ii) an interest rate applicable to a Type of Advance does not accurately reflect the cost of making a LIBOR Rate Advance of such Type, then, if for any reason whatsoever the provisions of Section 3.1 are inapplicable, the Administrative Agent shall, with written notice to Borrower, suspend the availability of the affected Type of Advance with respect to any LIBOR Rate Advances made after the date of any such determination. If the Borrower is required to so repay a LIBOR Rate Advance, the Borrower may concurrently with such repayment borrow from the Lenders, in the amount of such repayment, a Loan bearing interest at the Floating Rate.

     3.4 Funding Indemnification. If any payment of a ratable LIBOR Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a ratable LIBOR Rate Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders or as a result of unavailability pursuant to
Section 3.3, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost (incurred or expected to be incurred) in liquidating or employing deposits acquired to fund or maintain the ratable LIBOR Rate Advance and shall pay all such losses or costs within fifteen (15) days after written demand therefor.

     3.5 Taxes.

               (i) All payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

               (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note ("Other Taxes").

               (iii) The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 3.6.

               (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the Agreement Execution Date, (i) deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

               (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this
          Section 3.5 with respect to Taxes imposed by the United States.

               (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate following receipt of such documentation.

               (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement and any such Lender obligated to indemnify the Administrative Agent shall not be entitled to indemnification from the Borrower with respect to such amounts, whether pursuant to this Article or otherwise, except to the extent the Borrower participated in the actions giving rise to such liability.

     3.6 Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR Rate Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of LIBOR Rate Advances under Section 3.3, so long as such designation is not, in the reasonable judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Sections 3.1, 3.2,
3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a LIBOR Rate Loan shall be calculated as though each Lender funded its LIBOR Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the LIBOR Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

     4.1 Initial Advance. The Lenders shall not be required to make the initial Advance hereunder unless (a) the Borrower shall, prior to or concurrently with such initial Advance, have paid all fees due and payable to the Lenders and the Administrative Agent hereunder, and (b) the Borrower shall have furnished to the Administrative Agent, with sufficient copies for the Lenders, the following:

               (i) The duly executed originals of the Loan Documents, including the Notes, payable to the order of each of the Lenders, this Agreement, the Environmental Indemnity and all of the Security Documents;

               (ii) (A) Certificates of good standing for GPLP and Owner from the State of Delaware, certified by the appropriate governmental officer and dated not more than thirty (30) days prior to the Agreement Execution Date, and (B) foreign qualification certificates for GPLP and the Owner, certified by the appropriate governmental officer and dated not more than thirty (30) days prior to the Agreement Execution Date, for each other jurisdiction where the failure of GPLP or Owner to so qualify or be licensed (if required) would have a Material Adverse Effect;

               (iii) Copies of the formation documents (including code of regulations, if appropriate) of GPLP and the Owner, certified by an officer of GPLP or Owner, as appropriate, together with all amendments thereto;

               (iv) Incumbency certificates, executed by officers of the Borrower, the Parent Entities and Owner, which shall identify by name and title and bear the signature of the Persons authorized to sign the Loan Documents and to make borrowings hereunder on behalf of such parities, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by GPLP or any such Parent Entity or the Owner;

               (v) Copies, certified by a Secretary or an Assistant Secretary of the Parent Entities, of the Board of Directors' resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for the Administrative Agent) authorizing the Advances provided for herein, with respect to the Borrower, and the execution, delivery and performance of the Loan Documents to be executed and delivered by the Borrower and each Parent Entity hereunder;

               (vi) A written opinion of the Borrower's and Parent Entities' counsel, addressed to the Lenders in substantially the form of Exhibit F hereto or such other form as the Administrative Agent may reasonably approve;

               (vii) A written opinion from counsel in Kansas, in form and substance satisfactory to Administrative Agent, as to the enforceability of the Mortgage encumbering the Collateral Asset;

               (viii) A certificate, signed by an Authorized Officer of GPLP and Owner, stating that on the initial Borrowing Date no Default or Unmatured Default has occurred and is continuing, there has been no Material Adverse Effect, and that all representations and warranties of the Borrower are true and correct in all material respects as of the initial Borrowing Date provided that such certificate is in fact true and correct;

               (ix) The most recent financial statements of GPLP;

               (x) UCC financing statement, judgment, and tax lien searches with respect to GPLP and Owner from Kansas, Ohio and Delaware;

               (xi) Written money transfer instructions, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested;

               (xii) Evidence that all upfront fees due to each of the Lenders under the terms of their respective commitment letters have been paid, or will be paid out of the proceeds of the initial Advance hereunder;

               (xiii) There is no event of default under the GPLP Revolver;

               (xiv) The Administrative Agent shall have received a survey for the Collateral Asset certified as set forth in Schedule 5 attached hereto to the Administrative Agent and in a form satisfactory to counsel for the Administrative Agent;

               (xv) The Administrative Agent shall have received in respect of the Collateral Asset a title policy (or policies) complying with the requirements as set forth in Schedule 6 attached hereto, showing no exceptions to title other than those permitted under the Mortgage, except such as may be approved by the Administrative Agent, naming the Administrative Agent for the benefit of the Lenders as the insured under such policy and containing such endorsements as may be available in the applicable jurisdiction and as the Administrative Agent may require. The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of any endorsements, and all charges for mortgage recording tax, if any, have been paid;

               (xvi) If any portion of any buildings included in the Collateral Asset is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, the Administrative Agent shall have received (i) a policy of flood insurance which (A) covers any parcel of improved real property which is encumbered by the Mortgage and (B) is written in an amount satisfactory to the Administrative Agent or the maximum limit of coverage made available with respect to the particular type of property under the Act, whichever is less, and (ii) confirmation that the Owner has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board of Governors of the Federal Reserve System. To the extent the Collateral Asset is not located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other agency, the certification of the survey of the Collateral Asset to be delivered pursuant to clause
          (xvi) above shall include confirmation of such fact;

               (xvii) The Administrative Agent shall have received a copy of all recorded documents with respect to the Collateral Asset referred to, or listed as exceptions to title in, the title policy referred to in
          Section 4.1(xvii) and a copy, certified by such parties as the Administrative Agent may deem appropriate, of all other documents materially affecting the Collateral Asset, including without limitation copies of any leases on any leases with Major Tenants thereof;

               (xviii) The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of the Owner used in connection with the Collateral Asset and the results of such search shall be satisfactory to the Administrative Agent;

               (xix) The Administrative Agent shall have received evidence in form and substance satisfactory to it that all of the requirements for insurance as set forth in Schedule 7 attached hereto shall have been satisfied;

               (xx) The Administrative Agent shall have received a current rent roll and current operating statements for the Collateral Asset;

               (xxi) The Administrative Agent shall have received the most recent engineer's report on the condition of the improvements upon the Collateral Asset in Borrower's possession;

               (xxii) The Administrative Agent shall have received the most recent Phase I report and certification (or updated report and recertification) for the Collateral Asset in Borrower's possession; and

               (xxiii) Such other documents as the Administrative Agent or its counsel may have reasonably requested, the form and substance of which documents shall be reasonably acceptable to the parties and their respective counsel.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     GPLP and Owner each represents and warrants to the Lenders that:

     5.1 Existence. GPLP and Owner are each a limited partnership duly organized and validly existing under the laws of the State of Delaware, with its principal place of business in Columbus, Ohio and each is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified, licensed and in good standing and to have the requisite authority would not have a Material Adverse Effect.

     5.2 Authorization and Validity. Each of GPLP and Owner has the limited partnership power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by GPLP and Owner of the Loan Documents and the performance of their respective obligations thereunder have been duly authorized by proper limited partnership proceedings, and the Loan Documents constitute legal, valid and binding obligations of each of them enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     5.3 No Conflict; Government Consent. Neither the execution and delivery by GPLP and Owner of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on GPLP or Owner, or GPLP's or Owner's articles of incorporation, operating agreements, partnership agreement, or by-laws, or the provisions of any indenture, instrument or agreement to which GPLP or Owner is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not have a Material Adverse Effect, or result in the creation or imposition of any Lien in, of or on the Property of GPLP or Owner, pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents other than the filing of a copy of this Agreement.

     5.4 Financial Statements; Material Adverse Effect. All consolidated financial statements of the Loan Parties heretofore or hereafter delivered to the Lenders were prepared in accordance with GAAP in effect on the preparation date of such statements and fairly present in all material respects the consolidated financial condition and operations of the Loan Parties at such date and the consolidated results of their operations for the period then ended, subject, in the case of interim financial statements, to normal and customary year-end adjustments. From the preparation date of the most recent financial statements delivered to the Lenders through the Agreement Execution Date, there was no change in the business, properties, or condition (financial or otherwise) of GPLP or Owner which could reasonably be expected to have a Material Adverse Effect.

     5.5 Taxes. The Loan Parties have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by GPLP or Owner except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No tax liens have been filed and no claims are being asserted with respect to such taxes. The charges, accruals and reserves on the books of GPLP and Owner in respect of any taxes or other governmental charges are adequate.

     5.6 Litigation and Guarantee Obligations. Except as set forth on Schedule 2 hereto or as set forth in written notice to the Administrative Agent from time to time, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Loan Parties which could reasonably be expected to have a Material Adverse Effect. Neither GPLP nor Owner has any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.1 or as set forth in written notices to the Administrative Agent given from time to time after the Agreement Execution Date on or about the date such material contingent obligations are incurred.

     5.7 Intentionally Omitted

     5.8 ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $1,000,000. Neither GPLP nor Owner nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $250,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the GPLP nor Owner nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

     5.9 Accuracy of Information. No information, exhibit or report furnished by the Loan Parties to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

     5.10 Regulation U. Neither GPLP nor Owner has used the proceeds of any Advance to buy or carry any margin stock (as defined in Regulation U) in violation of the terms of this Agreement.

     5.11 Material Agreements. Neither GPLP nor Owner is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither GPLP nor Owner is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could have a Material Adverse Effect, or
(ii) any agreement or instrument evidencing or governing Indebtedness, which default would constitute a Default hereunder.

     5.12 Compliance With Laws. Each of GPLP and Owner has complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for any non-compliance which would not have a Material Adverse Effect. The Loan Parties have not received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect.

     5.13 Ownership of Projects. Except as set forth on Schedule 1 hereto, on the date of this Agreement, GPLP will have good and marketable title, free of all Liens other than those permitted by Section 6.16, to all of the Projects reflected in the financial statements as owned by it.

     5.14 Investment Company Act. Neither GPLP nor Owner is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     5.15 Public Utility Holding Company Act. Neither GPLP nor Owner, is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.16 Intentionally Omitted.

     5.17 Insurance. Owner carries insurance on the Collateral Asset with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Projects including, without limitation:

               (i) Property and casualty insurance (including coverage for flood and other water damage for any portion of the Collateral Asset located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Collateral Asset (to the extent replacement cost insurance is maintained by companies engaged in similar business and owning similar properties);

               (ii) Loss of rental income insurance in the amount not less than one year's gross revenues from the Collateral Asset; and

               (iii) Comprehensive general liability insurance in the amount of $20,000,000 per occurrence.

     The Administrative Agent has reviewed the insurance certificates provided pursuant to Section 4.1(xxi) and confirms that they are acceptable in their current form.

     5.18 REIT Status. Glimcher Realty Trust is qualified as a real estate investment trust under Section 856 of the Code and currently is in compliance in all material respects with all provisions of the Code applicable to the qualification of Glimcher Realty Trust as a real estate investment trust.

     5.19 Title to Property. The execution, delivery or performance of the Loan Documents required to be delivered by GPLP and Owner hereunder will not result in the creation of any Lien on the Projects of GPLP or Owner other than those interests intended to secure the Obligations. No consent to the transactions contemplated hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

     5.20 Environmental Matters. Each of the following representations and warranties is true and correct on and as of the Agreement Execution Date except as disclosed on Schedule 3 attached hereto and to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

          (a) To the best knowledge of GPLP and Owner, the Collateral Asset does not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability GPLP or Owner under, Environmental Laws.

          (b) To the best knowledge of GPLP and Owner, the Collateral Asset has been in compliance in all material respects with all applicable Environmental Laws.

          (c) Neither GPLP nor Owner has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to the Collateral Asset, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) To the best knowledge of GPLP and Owner, Materials of Environmental Concern have not been transported or disposed of from the Collateral Asset in violation of, or in a manner or to a location which could reasonably give rise to liability of GPLP or Owner under, Environmental Laws, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under the Collateral Asset in violation of, or in a manner that could give rise to liability of GPLP or Owner any applicable Environmental Laws.

          (e) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of GPLP, threatened, under any Environmental Law to which GPLP or Owner is or, to GPLP's or Owner's knowledge, will be named as a party with respect to the Collateral Asset, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative of judicial requirements outstanding under any Environmental Law with respect to the Collateral Asset.

          (f) To the best knowledge of GPLP and Owner, there has been no release or threat of release of Materials of Environmental Concern at or from the, or arising from or related to the operations of GPLP and Owner in connection with the Collateral Asset in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

     5.21 Collateral Asset.

          (a) Each of the representations and warranties made by each Loan Party in its Security Documents with respect to the Collateral Asset is true and correct in all material respects.

          (b) Except as disclosed on the survey provided to the Administrative Agent pursuant to Section 4.1(xiv) of this Agreement, the Collateral Asset is not located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Owner has obtained and will maintain through the Facility Termination Date the insurance prescribed in Section 4.1(xviii) hereof.

          (c) To the Borrower's knowledge, the Collateral Asset and the present use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws, and other similar laws ("Applicable Laws").

          (d) The Collateral Asset is served by all utilities required for the current or contemplated use thereof. The Collateral Asset has accepted or is equipped to accept such utility service.

          (e) All public roads and streets necessary for service of and access to the Collateral Asset for the current or contemplated use thereof have been completed, and are open for use by the public.

          (f) The Collateral Asset is served by public water and sewer systems or, if the Collateral Asset is not serviced by a public water and sewer system, the alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise comply in all material respects with, all Applicable Laws with respect to such alternate systems.

          (g) Except as may be disclosed in the reports delivered to Administrative Agent pursuant to Section 4.1 hereof, Borrower is not aware of any latent or patent structural or other significant deficiency of the Collateral Asset. The Collateral Asset is free of damage and waste that would materially and adversely affect the value of the Collateral Asset, is in good repair and there is no deferred maintenance other than ordinary wear and tear. The Collateral Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of Borrower, threatened condemnation proceedings affecting the Collateral Asset, or any material part thereof.

          (h) To Borrower's knowledge, except as may be disclosed in the reports delivered to Administrative Agent pursuant to Section 4.1 hereof, all liquid and solid waste disposal, septic and sewer systems located on the Collateral Asset are in a good and safe condition and repair and to Borrower's knowledge, in material compliance with all Applicable Laws with respect to such systems.

          (i) All improvements on the Collateral Asset lie within the boundaries and building restrictions of the legal description of record of Collateral Asset, no improvements encroach upon easements benefiting the Collateral Asset other than encroachments that do not materially adversely affect the use or occupancy of the Collateral Asset and no improvements on adjoining properties encroach upon the Collateral Asset or easements benefiting the Collateral Asset other than encroachments that do not materially adversely affect the use or occupancy of the Collateral Asset. The Collateral Asset is served by roads which are located either on permanent easements that benefit all or part of the Collateral Asset or on public property and the Collateral Asset has access to, by virtue of such easements or otherwise, and is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

          (j) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the Collateral Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.

Borrower agrees that all of its representations and warranties set forth in
Article V of this Agreement and elsewhere in this Agreement are true on the Agreement Effective Date in all material respects, and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for the continuation or conversion of an Advance. Each request for such a continuation or conversion hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such continuation and conversion.

     5.22 Office of Foreign Asset Control. GPLP and Owner are not (and will not be) a person with whom any Lender is restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury of the United States of America (including, those Persons named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not knowingly engage in any dealings or transactions or otherwise be associated with such persons. In addition, Borrower hereby agrees to provide to any Lender with any additional information that any Lender deems necessary from time to time in order to ensure compliance with all applicable Laws concerning money laundering and similar activities.

                                   ARTICLE VI

                                    COVENANTS
                                    ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

     6.1 Financial Reporting. GPLP will maintain, for the Consolidated Group, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent and the Lenders:

               (i) As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, other than the fourth quarter, for the Consolidated Group, an unaudited consolidated and consolidating balance sheet as of the close of each such period and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Consolidated Group for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, all certified by GPLP's chief financial officer or chief accounting officer;

               (ii) As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, other than the fourth quarter, for the Consolidated Group, the following reports in form and substance reasonably satisfactory to the Administrative Agent, all certified by GPLP's chief financial officer or chief accounting officer: a statement of Funds From Operations, an operating statement for Owner and the Collateral Asset, a listing of capital expenditures, a rent roll for the Collateral Asset, and such other information on the Collateral Asset as may be reasonably requested by the Administrative Agent;

               (iii) As soon as available, but in any event not later than 90 days after the close of each fiscal year, for the Consolidated Group, audited financial statements, including a consolidated and consolidating balance sheet as at the end of such year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, prepared by independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent;

               (iv) Together with the quarterly and annual financial statements required hereunder, a compliance certificate in substantially the form of Exhibit B hereto signed by GPLP's chief financial officer, chief accounting officer or chief operating officer showing the calculations and computations necessary to determine compliance with this Agreement and stating that, to such officer's knowledge, no Default or Unmatured Default exists, or if, to such officer's knowledge, any Default or Unmatured Default exists, stating the nature and status thereof;

               (v) As soon as possible and in any event within 10 days after a responsible officer of GPLP knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of GPLP, describing said Reportable Event and the action which GPLP proposes to take with respect thereto;

               (vi) As soon as possible and in any event within 10 days after receipt by a responsible officer of GPLP, a copy of (a) any notice or claim to the effect that GPLP or any of its Subsidiaries is or may be liable to any Person as a result of the release by GPLP, any of its Subsidiaries, or any other Person of any Material of Environmental Concern into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by GPLP or any of its Subsidiaries, which, in the case of either (a) or (b) could have a Material Adverse Effect;

               (vii) Promptly upon the furnishing thereof to the shareholders of either of the Parent Entities, copies of all financial statements, reports and proxy statements so furnished; and

               (viii) Such other information (including, without limitation, financial statements for GPLP and non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

     6.2 Use of Proceeds. The Borrower will use the proceeds of the Advances solely to repay and retire in full the existing Indebtedness of Owner secured by the Collateral Asset. The Borrower will not, use any of the proceeds of the Advances (i) to purchase or carry any "margin stock" (as defined in Regulation
U) if such usage could constitute a violation of Regulation U by any Lender or
(ii) to fund any purchase of, or offer for, a controlling portion of the Capital Stock of any Person, unless the board of directors or other manager of such Person has consented to such offer.

     6.3 Notice of Default. GPLP will give prompt notice in writing to the Administrative Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

     6.4 Conduct of Business. GPLP will do all things necessary to remain duly incorporated or duly qualified, validly existing and in good standing as a limited partnership in its jurisdiction of formation (except with respect to mergers permitted pursuant to the GPLP Revolver) and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and to carry on and conduct its businesses in substantially the same manner as they are presently conducted where the failure to do so could reasonably be expected to have a Material Adverse Effect and, specifically, GPLP may not undertake any business other than the acquisition, development, ownership, management, operation and leasing of retail, office or industrial properties, and ancillary businesses specifically related to such types of properties.

     6.5 Taxes. GPLP will pay when due all taxes, assessments and governmental charges and levies upon it of its income, profits or Projects, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

     6.6 Insurance. GPLP and Owner will maintain insurance which is consistent with the representation contained in Section 5.17 on all their Projects and GPLP will furnish to any Lender upon reasonable request full information as to the insurance carried.

     6.7 Compliance with Laws. GPLP and Owner will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject, the violation of which could reasonably be expected to have a Material Adverse Effect.

     6.8 Maintenance of Properties. GPLP and Owner will do all things necessary to maintain, preserve, protect and keep the Collateral Asset in good repair, working order and condition, ordinary wear and tear excepted.

     6.9 Inspection. GPLP and Owner will permit the Lenders upon reasonable notice and during normal business hours and subject to rights of tenants, by their respective representatives and agents, to inspect the Collateral Asset, corporate books and financial records of GPLP and Owner to examine and make copies of the books of accounts and other financial records of GPLP and Owner, and to discuss the affairs, finances and accounts of GPLP and Owner with officers thereof, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate.

     6.10 Maintenance of Status. GPLP shall cause Glimcher Realty Trust to at all times maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code relating to such status.

     6.11 Dividends. The Parent Entities and GPLP shall be permitted to declare and pay dividends on their Capital Stock from time to time, provided, however, that in no event shall any Parent Entity or GPLP declare or pay dividends on its Capital Stock or make distributions with respect thereto to (other than the declaration and payment of Preferred Dividends), if such dividends and distributions paid on account of the then-current fiscal quarter and the three immediately preceding fiscal quarters, in the aggregate for such period, would exceed 95% of Adjusted Funds From Operations of the Consolidated Group for such period. Notwithstanding the foregoing, the Parent Entities and GPLP shall be permitted at all times to distribute whatever amount of dividends is necessary to maintain the tax status of Glimcher Realty Trust as a real estate investment trust.

     6.12 No Change in Control. GPLP will not, nor will it permit the Parent Entities to, undergo a Change in Control.

     6.13 Affiliates. GPLP will not enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate which is not a member of the Consolidated Group except in the ordinary course of business and pursuant to the reasonable requirements of GPLP's business and upon fair and reasonable terms no less favorable to GPLP than GPLP would obtain in a comparable arms-length transaction.

     6.14 Consolidated Net Worth. The Consolidated Group shall maintain a Consolidated Net Worth of not less than $1,000,000,000 plus seventy-five percent (75%) of the equity contributions or sales of treasury stock received by GPLP or any Parent Entity after August 22, 2005.

     6.15 Indebtedness and Cash Flow Covenants. GPLP shall not permit:

               (i) Adjusted Annual EBITDA to be less than 1.50 times Fixed Charges at any time; or

               (ii) Consolidated Outstanding Indebtedness to be more than sixty-five percent (65%) of Total Asset Value at any time.

     6.17 Approval of Leases. Owner shall not enter into any lease for more than 10,000 square feet of gross leaseable area at the Collateral Asset without the prior written consent of the Administrative Agent, which consent shall be given within ten (10) business days after Administrative Agent's receipt of a request for consent, or if not given in such time period, shall be deemed approved. The Administrative Agent shall have the right, upon request, at any time, to receive tenant estoppel certificates and subordination, non-disturbance and attornment agreements in form and substance acceptable to the Administrative Agent from any Major Tenant at the Collateral Asset.

                                   ARTICLE VII

                                    DEFAULTS
                                    --------

     The occurrence of any one or more of the following events shall constitute a Default:

     7.1 Nonpayment of any principal payment due hereunder or under any Note when due.

     7.2 Nonpayment of interest upon any Note or of any fee or other payment Obligations under any of the Loan Documents within five (5) Business Days after the same becomes due.

     7.3 The breach of any of the terms or provisions of Sections 6.2, 6.10, 6.11, 6.12, and 6.15.

     7.4 Any representation or warranty made or deemed made by or on behalf of the Borrower to the Lenders or the Administrative Agent under or in connection with this Agreement, or any material certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

     7.5 The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2, 7.3 or 7.4) of any of the terms or provisions of this Agreement which is not remedied within thirty (30) days after written notice from the Administrative Agent or any Lender.

     7.6 Failure of GPLP or Owner to pay when due any Indebtedness which is outstanding under the GPLP Revolver.

     7.7 GPLP or Owner shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this
Section 7.7, (vi) fail to contest in good faith any appointment or proceeding described in Section 7.8 or (vii) admit in writing its inability to pay its debts generally as they become due.

     7.8 A receiver, trustee, examiner, liquidator or similar official shall be appointed for GPLP or Owner or for any Substantial Portion of the Property of GPLP or Owner or a proceeding described in Section 7.7(iv) shall be instituted against GPLP or Owner and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of ninety (90) consecutive days.

     7.9 GPLP or Owner shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money in an amount which, when added to all other judgments or orders outstanding against GPLP or Owner would exceed $25,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith.

     7.10 GPLP, Owner or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by GPLP, Owner or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $500,000 per annum.

     7.11 GPLP, Owner or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of GPLP and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $500,000.

     7.12 Failure to remediate within the time period permitted by law or governmental order, after all administrative hearings and appeals have been concluded (or within a reasonable time in light of the nature of the problem if no specific time period is so established), material environmental problems at Properties owned by GPLP or Owner whose aggregate book values are in excess of $5,000,000.

     7.13 The occurrence of any "Default" as defined in any Loan Document or in the GPLP Revolver or the breach of any of the terms or provisions of any Loan Document or the GPLP Revolver, which default or breach continues beyond any period of grace therein provided.

     7.14 The attempted revocation, challenge, disavowment, or termination by GPLP or Owner of any of the Loan Documents.

     7.15 Either GPLP, Owner or any Parent Entity, without obtaining consent of the Required Lenders, shall enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or substantially all of their Properties, unless (a) in the case of a merger or consolidation GPLP or such Parent Entity is the surviving entity in such merger or consolidation and
(b) after giving effect to the merger, GPLP and Owner each remains in compliance with the terms of this Agreement, provided that any such action shall not constitute a Default unless GPLP shall fail to reverse such action within sixty
(60) days after written notice from the Administrative Agent that such action constitutes a Default hereunder.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

     8.1 Acceleration. If any Default described in Section 7.7 or 7.8 occurs with respect to GPLP or Owner, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, so long as a Default exists Lenders shall have no obligation to make any Loans and the Required Lenders, at any time prior to the date that such Default has been fully cured, may permanently terminate the obligations of the Lenders to make Loans hereunder and declare the Obligations to be due and payable, or both, whereupon if the Required Lenders elected to accelerate (i) the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives and (ii) if any automatic or optional acceleration has occurred, the Administrative Agent, as directed by the Required Lenders (or if no such direction is given within 30 days after a request for direction, as the Administrative Agent deems in the best interests of the Lenders, in its sole discretion), shall use its good faith efforts to collect, including without limitation, by filing and diligently pursuing judicial action, all amounts owed by the Borrower and any Guarantor under the Loan Documents.

     If, within 10 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.7 or 7.8 with respect to GPLP or Owner) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, all of the Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

     8.2 Amendments. Subject to the provisions of this Article VIII the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement or waiver shall, without the consent of all Lenders:

               (i) Extend the Facility Termination Date, or forgive all or any portion of the principal amount of any Loan or accrued interest thereon, reduce the Applicable Margins (or modify any definition herein which would have the effect of reducing the Applicable Margins) or the underlying interest rate options or extend the time of payment of any such principal, interest or facility fees.

               (ii) Reduce the percentage specified in the definition of Required Lenders.

               (iii) Increase the Aggregate Commitment beyond $30,000,000.

               (iv) Permit the Borrower to assign its rights under this Agreement.

               (v) Amend Sections 8.1, 8.2 , or 8.4.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent.

     8.3 Preservation of Rights. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

     8.4 Foreclosure. The Lenders hereby agree to the following in the event of foreclosure under the Mortgage or any other attempt at realization of the security thereunder:

          (a) To subscribe to and accept its Percentage of the ownership interests in any entity organized to hold title to the Collateral Asset and that the nature of such entity shall be determined by the Required Lenders, subject to each Lender's right to hold its interests in such entity in, and assign such interests to, any affiliate of such Lender or any other entity required by laws or regulations governing such Lender. The Administrative Agent is hereby authorized to act for and on behalf of the Lenders in all day-to-day matters with respect to the exercise of rights described herein such as the supervision of attorneys, accountants, appraisers or others acting for the benefit of all of the Lenders in connection with litigation, foreclosure or realization of all or any security given as Collateral for the Obligations or other similar actions.

          (b) If the Lenders acquire the Collateral Asset either by foreclosure or deed in lieu of foreclosure, to negotiate in good faith to reach agreement in writing relating to the ownership, operation, maintenance, marketing and sale of Collateral Asset and that such agreement shall be consistent with the following:

               (i) The Collateral Asset will not be held as a long-term investment but will be marketed in an attempt to sell them in a time period consistent with the regulations applicable to national banks for owning real estate. Current appraisals of the Collateral Asset shall be obtained by the Administrative Agent from time to time during the ownership period at Lenders' expense (without diminishing or releasing any obligation of the Borrower to pay for such costs) and an appraised value shall be established and updated from time to time based on such appraisals.

               (ii) Certain decision making with respect to the day-to-day operations of the Collateral Asset will be delegated to management and leasing agents. All agreements with such management and leasing agents will be subject to the approval of the Required Lenders. The day-to-day supervision of such agents shall be done by the Administrative Agent.

               (iii) Except as provided in the following sentences, all decisions as to whether to sell the Collateral Asset shall be subject to the approval of all the Lenders. Notwithstanding the foregoing, the Lenders agree that if the Administrative Agent receives a bona fide "all cash" offer from an entity not affiliated with the Borrower or any Lender for the purchase of any of the Collateral Asset and such offer equals or exceeds ninety percent (90%) of the most recent

          Appraised Value of such Collateral Asset as established by an Appraisal prepared in accordance with the standards established in this Agreement that has been completed within six months of such offer, then the Administrative Agent shall give written notice of such offer to the Lenders and request their approval for sale at such a price. If the Required Lenders approve of such a sale (or are deemed to approve of such a sale) then the Administrative Agent, acting on behalf of the Lenders, is irrevocably authorized to accept such offer.

               (iv) All expenses incurred by the Administrative Agent and Lenders in connection with the ownership, operation, maintenance, marketing and sale of the Collateral Asset shall be allocated among the Lenders pro rata in accordance with their respective Percentages.

               (v) All expenditures and other actions taken with respect to the Collateral Asset shall at all times be subject to the regulations and requirements pertaining to national banks applicable thereto. Without limiting the generality of the foregoing, all necessary approvals from regulatory authorities in connection with any expenditure of funds by the Lenders shall be a condition to such expenditure.

     8.5 Insolvency of Borrower. In the event of the insolvency of GPLP or Owner, the Lenders shall have no obligation to make further disbursements of the Facility, and the outstanding principal balance of the Facility, including accrued and unpaid interest thereon, shall be immediately due and payable.

                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

     9.1 Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

     9.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     9.3 Intentionally Omitted.

     9.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     9.5 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior commitments, agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof.

     9.6 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     9.7 Expenses; Indemnification. The Borrower shall reimburse the Administrative Agent for any costs, and out-of-pocket expenses (including, without limitation, all reasonable fees for consultants and fees and reasonable expenses for attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the amendment, modification, and enforcement of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including, without limitation, all fees and reasonable expenses for attorneys for the Administrative Agent and the Lenders, which attorneys may be employees of the Administrative Agent or the Lenders) paid or incurred by the Administrative Agent or any Lender in connection with the collection and enforcement of the Loan Documents (including, without limitation, any workout). The Borrower further agrees to indemnify the Administrative Agent, each Lender and their Affiliates, and their directors and officers against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and reasonable expenses for attorneys of the indemnified parties, all reasonable expenses of litigation or preparation therefor whether or not the Administrative Agent, or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the Projects, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

     9.8 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

     9.9 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

     9.10 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.11 Nonliability of Lenders. The relationship between the Borrower, on the one hand, and the Lenders and the Administrative Agent, on the other, shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     9.12 CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF OHIO, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     9.13 CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR OHIO STATE COURT SITTING IN CLEVELAND IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CLEVELAND, OHIO.

     9.14 WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                                    ARTICLE X

                            THE ADMINISTRATIVE AGENT
                            ------------------------

     10.1 Appointment. KeyBank National Association, is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of the term "secured party" as defined in the Ohio Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

     10.2 Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

     10.3 General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for (i) any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct; or
(ii) any determination by the Administrative Agent that compliance with any law or any governmental or quasi-governmental rule, regulation, order, policy, guideline or directive (whether or not having the force of law) requires the Advances and Commitments hereunder to be classified as being part of a "highly leveraged transaction".

     10.4 No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Administrative Agent;
(iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (v) the value, sufficiency, creation, perfection, or priority of any interest in any collateral security; or (vi) the financial condition of the Borrower or any Guarantor. Except as otherwise specifically provided herein, the Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

     10.5 Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the required percentage of the Lenders needed to take such action or refrain from taking such action, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     10.6 Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     10.7 Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

     10.8 Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by Borrower and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct or a breach of the Administrative Agent's express obligations and undertakings to the Lenders. The obligations of the Lenders and the Administrative Agent under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

     10.9 Rights as a Lender. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

     10.10 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.11 Successor Administrative Agent. Except as otherwise provided below, KeyBank National Association shall at all times serve as the Administrative Agent during the term of this Facility. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent. If the Administrative Agent has been grossly negligent in the performance of its obligations hereunder, the Administrative Agent may be removed at any time by written notice received by the Administrative Agent from all other Lenders, such removal to be effective on the date specified by the other Lenders. Upon any such resignation or removal, the Required Lenders shall appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent shall appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. Notwithstanding the previous sentence, the Administrative

Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this
Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

     10.12 Notice of Defaults. If a Lender becomes aware of a Default or Unmatured Default, such Lender shall notify the Administrative Agent of such fact provided that the failure to give such notice shall not create liability on the part of a Lender. Upon receipt of such notice that a Default or Unmatured Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

     10.13 Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten (10) Business Days (or sooner if such notice specifies a shorter period for responses based on Administrative Agent's good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent. If the Lender does not so respond, that Lender shall be deemed to have approved the request.

     10.14 Defaulting Lenders. At such time as a Lender becomes a Defaulting Lender, such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders, each affected Lender or all Lenders shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender, except that the amount of the Commitment of the Defaulting Lender may not be changed without its consent. If a Defaulting Lender has failed to fund its pro rata share of any Advance and until such time as such Defaulting Lender subsequently funds its pro rata share of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its pro rata share (such principal, interest and fees being referred to as "Senior Loans" for the purposes of this section). All amounts paid by the Borrower, the Parent Entities or the Guarantors and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Administrative Agent to the other Lenders in accordance with their respective pro rata shares (recalculated for the purposes hereof to exclude the Defaulting Lender) until all Senior Loans have been paid in full provided, however, in no event will any such distribution to the other Lenders give rise to any liability of the Borrower to the Defaulting Lender. After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrower to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 10.14. This provision governs only the relationship among the Administrative Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this section shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of the Borrower as to its desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders or all Lenders.

                                   ARTICLE XI

                     RELEASE OF PORTION OF COLLATERAL ASSET
                     --------------------------------------

     11.1 Transfer. Provided no Event of Default shall have occurred and remain uncured and provided Borrower desires to transfer the Expansion Parcel for commercial purposes compatible with the use and operation of the Property as a regional shopping center, Borrower shall have the right from time to time prior to the Facility Termination Date to obtain a release of the lien of the Mortgage (and related Loan Documents) as to the Expansion Parcel and to modify the Ground Lease (as such term is defined in the Mortgage) or assign a portion thereof so as to exclude the Expansion Parcel from the premises demised thereby upon satisfaction of the following conditions precedent:

               (i) Borrower shall provide Administrative Agent not less than thirty (30) days notice (or a shorter period of time if permitted by Administrative Agent in its sole discretion) specifying the date (the "Expansion Date") on which the partial release is to occur provided, however, that Borrower may postpone the Expansion Date from time to time as long as the extended date is at least ten (10) Business Days after notice of such extension;

               (ii) Borrower shall have delivered to Administrative Agent evidence that Borrower has complied with all requirements of and obtained all approvals required under any leases of the Collateral Asset and any operating agreements applicable to the release of the Expansion Parcel and that the partial release does not violate any of the provisions of such leases and operating agreements including, without limitation, provisions relating to the availability of parking at the Collateral Asset provided, however, that an Authorized Officer's certificate to that effect shall be sufficient evidence of such compliance and obtaining of such approvals as to tenants which are not Major Tenants;

               (iii) Borrower shall have delivered to Lender (A) at Borrower's option, (x) an endorsement to the Lenders' title insurance policy, (y) an opinion of counsel (from counsel reasonably to Administrative Agent) or (z) a certificate of an architect (from an architect reasonably acceptable to Administrative Agent and licensed to practice in Kansas) indicating that the Expansion Parcel has been legally subdivided for zoning lot purposes from the remainder of the Collateral Asset pursuant to a zoning lot subdivision in accordance with applicable law, (B) at Borrower's option (x) an endorsement to the Lenders' title insurance policy, (y) an opinion of counsel (from counsel reasonably acceptable to Administrative Agent) or (z) a certificate of an architect (from an architect reasonably acceptable to Administrative Agent and licensed to practice in Kansas) indicating that the balance of the Collateral Asset separately conforms to and is in material compliance with all applicable legal requirements and constitutes one or more separate tax lots, (C) a certificate from an architect or engineer licensed to practice in Kansas and reasonably acceptable to Administrative Agent to the effect that the Expansion Parcel is not necessary for the uses of the remainder of the Collateral Asset, including, without limitation, for support, access, driveways, parking, utilities, drainage flows or any other purpose, (after giving effect to any easements therefor reserved over the Expansion Parcel for the benefit of the remainder of the Collateral Asset) and (D) an Authorized Officer's certificate with supporting documentation indicating that either (y) sufficient parking remains on the remainder of the Collateral Asset to comply with all leases of such remainder and with all operating agreements and which is adequate for the proper use and enjoyment of the balance of the Collateral Asset; or (z) reservations of parking spaces (in favor of such remainder) in the Expansion Parcel are sufficient (when added to parking otherwise available to the remainder) to comply with all leases of such remainder and with all operating agreements and which are adequate for the proper use and enjoyment of the remainder of the Collateral Asset;

               (iv) Borrower shall have delivered a metes and bounds description of the Expansion Parcel and a survey of the Expansion Parcel and the remainder of the Property which would be standard in commercial lending transactions;

               (v) Borrower shall have delivered to Administrative Agent on the date of the release an endorsement to the policy or policies of title insurance insuring the Mortgage reflecting the release and (A) insuring Lenders' interest in any easements created in connection with the release, (B) extending the effective date of the policy or policies to the effective date of the release, and (C) confirming no change in the priority of the Mortgage on the remainder of the Collateral Asset or in the amount of the insurance or the coverage under the policy or policies; and

               (vi) Borrower shall pay all out-of-pocket costs and expenses of Administrative Agent incurred in connection with the partial release, including its reasonable attorneys' fees and expenses.

     11.2 Release. If Borrower has elected to release the Expansion Parcel and the requirements of this Article 11 have been satisfied, the Expansion Parcel shall be released from the Lien of the Mortgage (and related Loan Documents) and the Ground Lease modification or partial assignment may be executed. In connection with the release of the Lien, Borrower shall submit to Administrative Agent, not less than thirty (30) days prior to the Expansion Date (or such shorter time as is acceptable to Administrative Agent in its sole discretion), a release of Lien (and related Loan Documents) for execution by Administrative Agent. Such release and consent and subordination shall be in a form appropriate in the jurisdiction in which the Collateral Asset is located and shall contain standard provisions protecting the rights of a releasing lender. In addition, Borrower shall provide all other documentation Administrative Agent reasonably requires to be delivered by Borrower in connection with such release, together with an Authorized Officer's certificate certifying that such documentation (i) is in compliance with all legal requirements, and (ii) will effect such release in accordance with the terms of this Agreement. Borrower shall pay all costs, taxes and expenses associated with the release of the Lien of the Mortgage, including Administrative Agent's reasonable attorneys' fees. Borrower shall cause leasehold title to the Expansion Parcel so released from the Lien of the Mortgage to be transferred to and held by a Person other than Borrower.

     11.3 Subdivision Alternative. If Borrower is unable to legally subdivide the Expansion Parcel from the remainder of the Collateral Asset, or if Borrower desires to enter into a ground sublease in lieu of conveying leasehold title to the Expansion Parcel, Borrower shall have the right to sublease the Expansion Parcel to a Person other than Borrower in lieu of such conveyance and Administrative Agent shall subordinate the Lien of the Mortgage and the other Loan Documents to such sublease, provided (A) Borrower complies with all of the conditions to release set forth in this Article 11 other than the requirements that such Expansion Parcel be legally subdivided from the remainder of the Collateral Asset, (B) the request for such ground sublease shall be accompanied by, at Borrower's option, (1) an endorsement to the title insurance policy, (2) an opinion of counsel (from counsel reasonably acceptable to Administrative Agent) or (3) an architect's or surveyor's certificate from an architect or surveyor reasonably acceptable to Administrative Agent and licensed in Kansas, stating that a subdivision is not required in order for the remainder of the Collateral Asset to comply with the legal requirements after the commencement of the ground sublease, (C) Borrower delivers evidence to Administrative Agent indicating that either (1) financing is available from a reliable funding source to fund the cost of the improvements to be constructed on the Expansion Parcel or (2) the tenant has sufficient financial wherewithal to pay for the cost of construction of such improvements, (D) such ground sublease shall contain the following provisions: (1) the Expansion Parcel shall not be used for any purpose other than that which is compatible with the regional shopping center at the Collateral Asset, (2) the ground sublease shall require that the tenant be responsible for construction of improvements (however, Borrower, as the landlord thereunder, may be responsible for construction of the improvements provided that Borrower complies with the applicable provisions of the Mortgage), all allocable taxes and all insurance, maintenance, utility, repair and other similar obligations with respect to the tenant's improvements, (3) the tenant shall be required to restore the demised premises in the case of casualty and condemnation to a safe and habitable condition and/or to remove any damaged structures or debris therefrom so as to leave the demised premises in a safe condition, and (4) the tenant shall discharge (unless the same have been bonded or otherwise secured to Administrative Agent's satisfaction) within thirty (30) days any mechanic's lien filed against the demised premises by reason of the acts of the tenant or Persons claiming by, through or under the tenant. Such ground sublease may permit the tenant to procure mortgage financing secured by the leasehold estate created thereby and such ground lease will contain no provisions which are inconsistent with Borrower's obligations under the Loan Documents or which would be unacceptable to a prudent lender subordinating its mortgage to same (including any provisions which are materially detrimental to the interests of such lender).

                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
                -------------------------------------------------

     12.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section
12.3. The parties to this Agreement acknowledge that clause (ii) of this Section
12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent and Borrower may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent and Borrower may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

     12.2 Participations.

          12.2.1 Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions, pension funds, or any other funds or entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          12.2.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which would require consent of all the Lenders pursuant to the terms of Section 8.2 or of any other Loan Document.

     12.3 Assignments.

          12.3.1 Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to any of such Lender's affiliates or to one or more banks, financial institutions or pension funds, or with the prior approval of the Borrower, which shall not be unreasonably withheld or delayed, any other entity ("Purchasers") all or any portion of its rights and obligations under the Loan Documents provided that any assignment of only a portion of such rights and obligations shall be in an amount not less than $5,000,000. In addition, KeyBank National Association agrees that it will not assign any portion of its Commitment or Commitments of its affiliates, if such assignment will result in the amount of the Commitment to be held by KeyBank National Association and its affiliates to be less than the next highest Commitment amount held by any other Lender provided that no Default has occurred and is continuing. Notwithstanding the foregoing, no approval of the Borrower shall be required for any such assignment if a Default has occurred and is then continuing. Such assignment shall be substantially in the form of Exhibit D hereto or in such other form as may be agreed to by the parties thereto. The consent of the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld.

          12.3.2 Effect; Effective Date. Upon (i) delivery to the Administrative Agent and Borrower of a notice of assignment, substantially in the form attached as Exhibit "I" to Exhibit D hereto (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee by the assignor or assignee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender, and the transferor Lender shall automatically be released on the effective date of such assignment, with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

     12.4 Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, subject to
Section 9.11 of this Agreement.

     12.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5.

                                  ARTICLE XIII

                                     NOTICES
                                     -------

     13.1 Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address (or to counsel for such party) as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes).

     13.2 Change of Address. The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                   ARTICLE XIV

                                  COUNTERPARTS
                                  ------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by telex or telephone, that it has taken such action.


                  (Remainder of page intentionally left blank.

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

                         GM OLATHE, LLC,
                         a Delaware limited liability company

                         By: GM MEZZ, LLC,
                             a Delaware limited liability company,
                             its sole member

                             By: GREAT PLAINS METROMALL, LLC,
                                 a Delaware limited liability company,
                                 its sole member

                                 By: GLIMCHER PROPERTIES LIMITED
                                     PARTNERSHIP, a Delaware limited liability
                                     company, its sole member

                                     By:  GLIMCHER PROPERTIES CORPORATION,
                                          a Delaware corporation,
                                          its sole general partner


                                          By: /s/ George A. Schmidt
                                              -------------------------
                                          Print Name: George A. Schmidt
                                          Title: Executive Vice President

                         150 East Gay Street
                         Columbus, Ohio 43215
                         Phone:  614-621-9000
                         Facsimile: 614-621-8863
                         Attention: George A. Schmidt

                         GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                         Delaware limited partnership

                         By: Glimcher Properties Corporation, a Delaware
                             corporation, its sole general partner


                             By: /s/ George A. Schmidt
                                 -------------------------
                             Print Name: George A. Schmidt
                             Title: Executive Vice President

                         150 East Gay Street
                         Columbus, Ohio 43215
                         Phone:  614-621-9000
                         Facsimile: 614-621-8863
                         Attention: George A. Schmidt

                         COMMITMENTS:

$30,000,000              KEYBANK NATIONAL ASSOCIATION,
                         a national banking association,
                         Individually and as Administrative Agent


                         By: /s/ Kevin P. Murray
                             -----------------------
                         Print Name: Kevin P. Murray
                         Title: Vice President

                         KeyBank National Association
                         127 Public Square
                         Cleveland, Ohio 44114
                         Attention: Real Estate Capital
                         Phone:  216-689-4660
                         Facsimile:  216-689-4997

                                    EXHIBIT A
                                    ---------

                                  FORM OF NOTE
                                  ------------


                                                                January __, 2006


     Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("GPLP") and GM Olathe, LLC, a limited liability company organized under the laws of the State of Delaware ("Owner", and collectively with GPLP, the "Borrower"), hereby jointly and severally promise to pay to the order of KeyBank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Term Loan Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

     This Note amends and restates in its entirety that certain Amended and Restated Promissory Note dated as of June 9, 2004 made by Owner for the benefit of Morgan Stanley Mortgage Capital, Inc. in the principal amount of $30,000,000.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

     This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Term Loan Agreement, dated as of January __, 2006 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies.

     Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this

Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

     This Note shall be governed and construed under the internal laws of the State of Ohio.

     BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

                         GM OLATHE, LLC,
                         a Delaware limited liability company

                         By: GM MEZZ, LLC,
                             a Delaware limited liability company,
                             its sole member

                             By: GREAT PLAINS METROMALL, LLC,
                                 a Delaware limited liability company,
                                 its sole member

                                 By: GLIMCHER PROPERTIES LIMITED
                                     PARTNERSHIP, a Delaware limited liability
                                     company, its sole member

                                     By:  GLIMCHER PROPERTIES CORPORATION,
                                          a Delaware corporation,
                                          its sole general partner


                                          By:
                                              -------------------------
                                          Print Name: George A. Schmidt
                                          Title: Executive Vice President

                         150 East Gay Street
                         Columbus, Ohio 43215
                         Phone:  614-621-9000
                         Facsimile: 614-621-8863
                         Attention: George A. Schmidt

                         GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                         Delaware limited partnership

                         By: Glimcher Properties Corporation, a Delaware
                             corporation, its sole general partner


                             By:
                                 -------------------------
                             Print Name: George A. Schmidt
                             Title: Executive Vice President

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                NOTE OF GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                               AND GM OLATHE, LLC
                             DATED JANUARY __, 2006


                                                      Maturity
               Principal          Maturity            Principal
               Amount of          of Interest         Amount            Unpaid
Date           Loan               Period              Paid              Balance
----           ---------          -----------         ---------         -------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                             COMPLIANCE CERTIFICATE
                             ----------------------


KeyBank National Association, as Administrative Agent
127 Public Square
Cleveland, Ohio  44114

     Re: Term Loan Agreement dated as of January __, 2006 (as amended, modified, supplemented, restated, or renewed, from time to time, the "Agreement") between GLIMCHER PROPERTIES LIMITED PARTNERSHIP and GM OLATHE, LLC (collectively, the "Borrower"), and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for itself and the other lenders parties thereto from time to time ("Lenders").

     Reference is made to the Agreement. Capitalized terms used in this Certificate (including schedules and other attachments hereto, this "Certificate") without definition have the meanings specified in the Agreement.

     Pursuant to applicable provisions of the Agreement, Borrower hereby certifies to the Lenders that the information furnished in the attached schedules, including, without limitation, each of the calculations listed below are true, correct and complete in all material respects as of the last day of the fiscal periods subject to the financial statements and associated covenants being delivered to the Lenders pursuant to the Agreement together with this Certificate (such statements the "Financial Statements" and the periods covered thereby the "reporting period") and for such reporting periods.

     The Borrower hereby further certifies to the Lenders that:

     1. Compliance with Financial Covenants. Schedule A attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     2. Review of Condition. The Borrower has reviewed the terms of the Agreement, including, but not limited to, the representations and warranties of the Borrower set forth in the Agreement and the covenants of the Borrower set forth in the Agreement, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower through the reporting periods.

     3. Representations and Warranties. To the Borrower's actual knowledge, the representations and warranties of the Borrower contained in the Loan Documents, including those contained in the Agreement, are true and accurate in all material respects as of the date hereof and were true and accurate in all material respects at all times during the reporting period except as expressly noted on Schedule B hereto.

     4. Covenants. To the Borrower's actual knowledge, during the reporting period, the Borrower observed and performed all of the respective covenants and other agreements under the Agreement and the Loan Documents, and satisfied each of the conditions contained therein to be observed, performed or satisfied by the Borrower, except as expressly noted on Schedule B hereto.

     5. No Default. To the Borrower's actual knowledge, no Default exists as of the date hereof or existed at any time during the reporting period, except as expressly noted on Schedule B hereto.

     IN WITNESS WHEREOF, this Certificate is executed by the undersigned this ___ day of 2006.

                         GM OLATHE, LLC,
                         a Delaware limited liability company

                         By: GM MEZZ, LLC,
                             a Delaware limited liability company,
                             its sole member

                             By: GREAT PLAINS METROMALL, LLC,
                                 a Delaware limited liability company,
                                 its sole member

                                 By: GLIMCHER PROPERTIES LIMITED
                                     PARTNERSHIP, a Delaware limited liability
                                     company, its sole member

                                     By:  GLIMCHER PROPERTIES CORPORATION,
                                          a Delaware corporation,
                                          its sole general partner


                                          By:
                                              -------------------------
                                          Print Name: George A. Schmidt
                                          Title: Executive Vice President

                         150 East Gay Street
                         Columbus, Ohio 43215
                         Phone:  614-621-9000
                         Facsimile: 614-621-8863
                         Attention: George A. Schmidt


                         GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                         Delaware limited partnership

                         By: Glimcher Properties Corporation, a Delaware
                             corporation, its sole general partner


                             By:
                                 -------------------------
                             Print Name: George A. Schmidt
                             Title: Executive Vice President

                                    EXHIBIT C
                                    ---------

                              ASSIGNMENT AGREEMENT
                              --------------------


     This Assignment Agreement (this "Assignment Agreement") between KEYBANK NATIONAL ASSOCIATION (the "Assignor") and _________________________ (the "Assignee") is dated as of _____________, 200_. The parties hereto agree as follows:

     1. PRELIMINARY STATEMENT. The Assignor is a party to a Term Loan Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

     2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. The Commitment purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

     3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Exhibit "I" attached hereto has been delivered to the Agent. Such Notice of Assignment must include the consent of the Agent required by Section 12.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Section 4 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

     4. PAYMENTS OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Loans assigned to the Assignee hereunder which is outstanding on the Effective Date. The Assignee will promptly remit to the Assignor (i) the portion of any principal payments assigned hereunder and received from the Agent and (ii) any amounts of interest on Loans and fees received from the Agent to the extent either (i) or (ii) relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date and have not been previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

     5. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants: (a) that it is the legal and beneficial owner of the interest being assigned by it hereunder, (b) that such interest is free and clear of any adverse claim created by the Assignor, (c) that it has all necessary right and authority to enter into this Assignment, (d) that the Credit Agreement has not been modified or amended, (e) that the Assignor is not in default under the Credit Agreement, and (f) that, to the best of Assignor's knowledge, the Borrower is not in default under the Credit Agreement. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

     6. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, and (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA.

     7. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed by Assignee under this Assignment Agreement on and after the Effective Date. The Assignor agrees to indemnify and hold the Assignee harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignee in connection with or arising in any manner from the Assignor's non-performance of the obligations assigned to Assignee under this Assignment Agreement prior to the Effective Date.

     8. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 12.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4 and 7 hereof.

     9. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

     10. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

     11. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Ohio.

     12. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.



                         [NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.


                                    ASSIGNOR:

                                    KEYBANK NATIONAL ASSOCIATION


                                    By:  _____________________________________
                                    Name: ____________________________________
                                    Title:

                                    ASSIGNEE:

                                    [_________________________________]


                                    By:  _____________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

         Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                           [to be provided by KeyBank]

                                   SCHEDULE 1
                             to Assignment Agreement


1. Description and Date of Agreement: Term Loan Agreement dated as of January __, 2006 among Glimcher Properties Limited Partnership and GM Olathe, LLC, as "Borrower" and KeyBank National Association as "Administrative Agent" and the Several Lenders From Time to Time Parties Hereto, as Lenders.


2.     Date of Assignment Agreement:_____________, 200_


3.     Amounts (As of Date of Item 2 above):

       a.     Aggregate Commitment
              under Credit Agreement                        $30,000,000

       b.     Assignee's Percentage
              of the Aggregate Commitment
              purchased under this
              Assignment Agreement**                        _____________%

4.     Amount of Assignee's
       Commitment Purchased under this
       Assignment Agreement:                                $____________

5.     Proposed Effective Date:                             ___________________


Accepted and Agreed:

KEYBANK NATIONAL ASSOCIATION            _______________________________________

By:________________________________     By:____________________________________
Title:_____________________________     Title:_________________________________


** Percentage taken to 10 decimal places.

                                   EXHIBIT "I"
                             to Assignment Agreement

                              NOTICE OF ASSIGNMENT


                                                            ______________, 200_


To:     KeyBank National Association
        127 Public Square
        Cleveland, Ohio 44114
        Attention:  Real Estate Capital

BORROWER:

        Glimcher Properties Limited Partnership
        GM Olathe, LLC
        150 East Gay Street
        Columbus, Ohio 43215
        Attention:  George A. Schmidt


From:   KEYBANK NATIONAL ASSOCIATION (the "Assignor")

        [NAME OF ASSIGNEE] (the "Assignee")


     1. We refer to that Term Loan Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

     2. This Notice of Assignment (this "Notice") is given and delivered to the Agent pursuant to Section 12.3.2 of the Credit Agreement.

     3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of ______________, 200_ (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any fee required by Section 12.3.2 of the Credit Agreement have been delivered to the Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

     4. The Assignor and the Assignee hereby give to the Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

     5. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Agent the original Note received by it from the Borrower upon its receipt of a new Note in the appropriate amount.

     6. The Assignee advises the Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

     7. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

     8. The Assignee authorizes the Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.*

*May be eliminated if Assignee is a party to the Credit Agreement prior to the Effective Date.

KEYBANK NATIONAL ASSOCIATION                                  NAME OF ASSIGNEE

By:________________________________     By:____________________________________

Title:_____________________________     Title:_________________________________

ACKNOWLEDGED AND, IF REQUIRED BY THE CREDIT AGREEMENT, CONSENTED TO BY KEYBANK NATIONAL ASSOCIATION, as Agent


By:________________________________
Title:_____________________________



                 [Attach photocopy of Schedule 1 to Assignment]

                                    EXHIBIT D
                                    ---------

                          SITE PLAN OF EXPANSION PARCEL
                          -----------------------------

                                    EXHIBIT E
                                    ---------

            ENVIRONMENTAL INVESTIGATION SPECIFICATIONS AND PROCEDURES
            ---------------------------------------------------------


     Phase I Environmental Site Assessments to be prepared in accordance with the ASTM Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process (ASTM Designation E1527-94), a summary of which follows:

     This ASTM practice is generally considered the industry standard for conducting a Phase I Environmental Site Assessment (ESA). The purpose of this standard is to "define good commercial and customary practice in the United States of America for conducting an ESA of a parcel of commercial real estate with respect to the range of contaminants within the scope of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) and petroleum products." The ASTM Phase I ESA is intended to permit a user to satisfy one of the requirements to qualify for the innocent landowner defense to CERCLA liability; that is, the practice that constitutes "all appropriate inquiry into the previous ownership and uses of the property consistent with good commercial or customary practices" as defined in 42 USC 9601(35)(B).

     The goal of the ASTM Phase I ESA is to identify "recognized environmental conditions." Recognized environmental conditions means the presence or likely presence of any hazardous substances or petroleum products on a property under conditions that indicate an existing release, a past release, or a material threat of a release of any hazardous substances or petroleum products into structures on the property or into the ground, groundwater, or surface water of the property. The term includes hazardous substances or petroleum products even under conditions in compliance with laws. The term is not intended to include de minimus conditions that generally would not be the subject of an enforcement action if brought to the attention of appropriate governmental agencies.

     The ASTM standard indicates that a Phase I ESA should consist of four main components: 1) Records Review; 2) Site Reconnaissance; 3) Interviews; and
     4) Report. The purpose of the records review is to obtain and review records that will help identify recognized environmental conditions in connection with the property. The site reconnaissance involves physical observation of the property's exterior and interior, as well as an observation of adjoining properties. Interviews with previous and current owners and occupants, and local government officials provides insight into the presence or absence of recognized environmental conditions in connection with the property. The final component of the ESA, the report, contains the findings of the ESA and conclusions regarding the presence or absence of recognized environmental conditions in connection with the property. It includes documentation to support the analysis, opinions, and conclusions found in the report.

     While the use of this practice is intended to constitute appropriate inquiry for purposes of CERCLA's innocent landowner defense, it is not intended that its use be limited to that purpose. The ASTM standard is intended to be an approach to conducting an inquiry designed to identify recognized environmental conditions in connection with a property, and environmental site assessments.

                                    EXHIBIT F
                                    ---------

                      FORM OF OPINION OF BORROWER'S COUNSEL
                      -------------------------------------

                                 ________, 2006


KeyBank,
as Administrative Agent for the Lenders
127 Public Square, 8th Floor
Cleveland, Ohio

     Re: $30,000,000 Term Loan to Glimcher Properties Limited Partnership and GM Olathe, LLC (collectively, the "Borrower")

Ladies and Gentlemen:

     We have acted as counsel for the Borrower in connection with a $30,000,000 secured term loan , (the "Loan"), which Loan is being made pursuant to that certain Term Loan Agreement dated as of January __, 2006 (the "Loan Agreement") between Borrower, KeyBank and the several lenders from time to time parties thereto (collectively, the "Lenders"), and KeyBank, as Administrative Agent (the "Agent").

     In connection with the Loan we have been furnished with originals or copies certified to our satisfaction of the partnership agreements and certificates of limited partnership, and Articles of Incorporation and Bylaws of the general partners of the entities comprising the Borrower (as defined in the Loan Agreement), and all such corporate and other records of the Borrower and the Parent Entities, with such declarations and agreements, and certificates of officers and representatives of the Borrower, with such other documents, and we have made such other examinations and investigations as we have deemed necessary as a basis for the opinions expressed below.

     We have examined the originals of the following documents, each of which is addressed to the Lender or to which the Lender is a party (all of which are sometimes collectively referred to as the "Loan Documents"):

     1.   The Loan Agreement; and

     2.   [describe promissory notes and other Loan Documents].

     Based upon the foregoing, we are of the opinion that:

     1. The entities comprising the Borrower include a limited liability company and a limited partnership, both duly formed, validly existing and in good standing under the laws of the State of Delaware. Borrower has all requisite power and authority to own its properties, carry on its business and to deliver and perform its obligations under the Loan Documents.

     2. Each of the general partners of Borrower is a corporation or trust duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the general partners of Borrower has all requisite power and authority to own its properties, carry on its business and to deliver and perform its obligations under the Loan Documents.

     3. The execution, delivery, and performance by each of the entities comprising the Borrower of the Loan Documents to which it is a party has been duly authorized by all necessary action of the Borrower and does not (i) require any consent or approval of any partner or shareholder of such entity or any other person or entity excepting such consents or approvals as have actually been obtained; (ii) violate any provision of any law, rule, or regulation of the United States or the State of Ohio, or any provision of the partnership or corporate law presently in effect having applicability to the Borrower or its general partners, as applicable; (iii) violate any provision of the partnership agreements of the Borrower or the articles of incorporation or bylaws of its general partners; (iv) violate any presently existing statutory or administrative provision or judicial decision applicable to the Borrower or its general partners; or (v) result in a breach of, or constitute a default under, any agreement or instrument affecting the Borrowers or its general partners.

     4. Each Loan Document to which it is a party (a) has been properly authorized, executed and delivered by each of the entities comprising the Borrower, (b) constitutes the legal, valid, and binding obligations of the Borrower, and (c) is enforceable in accordance with its terms, except that we express no opinion regarding the enforceability of the Mortgage under Kansas law.

     5. To our knowledge, no presently existing authorization, exemption, consent, approval, license, or registration with any court or governmental department, commission, bureau, agency, or instrumentality will be necessary for the valid, binding, and enforceable execution, delivery and performance by the Borrower of the Loan Documents.

     6. To our knowledge, there are no actions, suits, or proceedings pending or threatened against the Borrower before any court or governmental entity or instrumentality which could reasonably be expected to have a Material Adverse Effect (as defined in the Loan Agreement).

     7. The Loan Documents (other than the Mortgage) are governed by the laws of the State of Ohio, and the Loan, including the interest rate reserved in the applicable Note and all fees and charges paid or to be paid by or on behalf of Borrower in connection with such Loan pursuant to the applicable Loan Documents, is not in violation of the usury laws of the State of Ohio.

     The opinions expressed herein are expressly made subject to and qualified by the following:

     (a) We have assumed that the Loan Documents are duly authorized and validly executed and delivered by the Agent, the Lenders and all other parties other than the Borrower.

     (b) This opinion is based upon existing laws, ordinances and regulations in effect as of the date hereof.

     (c) This opinion is limited to the laws of the State of Ohio and applicable federal law and no opinion is expressed as to the laws of any other jurisdiction.

     (d) We have assumed the authenticity of all documents submitted to us as originals (other than the Loan Documents) and the conformity to original documents of all documents (other than the Loan Documents) submitted to us as certified or photostatic copies.

     (e) The opinions expressed herein are qualified to the extent that: (i) the enforceability of any rights or remedies in any agreement or instruments may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally; and (ii) the availability of specific performance, injunctive relief or any other equitable remedy is subject to the discretion of a court of competent jurisdiction.

     This opinion may be relied upon by only by the addressees hereof, its attorneys, auditors, advisors, participants, and their respective successors and assigns, and not by any other party.



                                         Very truly yours,

                                    EXHIBIT G
                                    ---------

                                BORROWING NOTICE
                                ----------------
Date


KeyBank National Association
Real Estate Capital
Attention: [__________________]
127 Public Square, OH-01-27-0839
Cleveland, OH  44114

                                Borrowing Notice

Glimcher Properties Limited Partnership and GM Olathe, LLC (collectively, "Borrower") hereby requests an Advance pursuant to Section 2.7 of the Term Loan Agreement, dated as of January __, 2006 (as amended or modified from time to time, the "Loan Agreement"), among the Borrower, the Lenders referenced therein, and you, as an administrative agent for the Lenders.

An Advance is requested to be made in the amount of $___________, to be made on ______, 200_. Such Advance shall be a [LIBOR] [Floating Rate] Advance. [The applicable LIBOR Interest Period shall be _____________.]

The proceeds of the requested loan shall be directed to the following account:

                        Wiring Instructions:
                        (Bank Name)
                        (ABA No.)
                        (Beneficiary)
                        (Account No. to Credit)
                        (Notification Requirement)

In support of this request, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that acceptance of the proceeds of such Advance by the Borrower shall be deemed to further represent and warrant that all requirements of Section 4.1 of the Loan Agreement in connection with such Advance have been satisfied at the time such proceeds are disbursed.

                        Date:_________________________________

                         GM OLATHE, LLC,
                         a Delaware limited liability company

                         By: GM MEZZ, LLC,
                             a Delaware limited liability company,
                             its sole member

                             By: GREAT PLAINS METROMALL, LLC,
                                 a Delaware limited liability company,
                                 its sole member

                                 By: GLIMCHER PROPERTIES LIMITED
                                     PARTNERSHIP, a Delaware limited liability
                                     company, its sole member

                                     By:  GLIMCHER PROPERTIES CORPORATION,
                                          a Delaware corporation,
                                          its sole general partner


                                          By:
                                              -------------------------
                                          Print Name: George A. Schmidt
                                          Title: Executive Vice President



                         GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                         Delaware limited partnership

                         By: Glimcher Properties Corporation, a Delaware
                             corporation, its sole general partner


                             By:
                                 -------------------------
                             Print Name: George A. Schmidt
                             Title: Executive Vice President

                                    EXHIBIT H
                                    ---------


                      FORM OF AMENDED AND RESTATED MORTGAGE
                      -------------------------------------

                                    EXHIBIT I
                                    ---------

                           ENVIRONMENTAL AND HAZARDOUS
                         SUBSTANCES INDEMNITY AGREEMENT

     This Environmental and Hazardous Substances Indemnity Agreement (this "Indemnity Agreement") is executed and delivered as of the ______ day of January __, 2006 by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership and GM OLATHE, LLC, a Delaware limited liability company (collectively, "Borrower" or "Indemnitor") to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the "Administrative Agent"), for itself and the other Lenders named in the Term Loan Agreement referred to below, and their successors and assigns.

                                    RECITALS:
                                    ---------

     A. On or about the date hereof, Indemnitor, Administrative Agent and the Lenders identified therein are parties to that certain Term Loan Agreement dated as of January __, 2006 ("Loan Agreement"), whereby Lender agreed to make a secured term loan (the "Facility") available to Borrower, in the maximum aggregate amount specified therein from time to time which amount shall not exceed Thirty Million and 00/100 Dollars ($30,000,000.00). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     B. In connection with the Loan, Borrower has executed and may in the future execute and deliver to Lenders certain promissory notes in favor of Lenders (the "Notes") in the principal amount of the Facility, payment of which is secured by the Loan Documents delivered from time to time pursuant to the terms of the Loan Agreement.

     C. One of the entities comprising Borrower is the owner of a certain parcel of real estate that will be mortgaged to Administrative Agent in accordance with the terms of the Loan Agreement (the "Property").

     D. As a condition to making the Facility, the Lenders require the Indemnitor to indemnify the Lenders upon the occurrence of certain events.

     E. Lenders have relied on the statements and agreements contained herein in agreeing to extend the Facility to Borrower.

                                   AGREEMENTS:
                                   -----------

     In consideration of the Recitals set forth above and hereby incorporated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Indemnitors hereby agree as follows:

     1. Definitions. Initially capitalized terms used and not otherwise defined herein shall have the meanings respectively ascribed to them in the Loan Agreement.


                               Schedule 1 - Pg. 1

     2. Representations and Warranties. Each Indemnitor hereby represents and warrants to Lenders (i) that, except as specifically disclosed in the documents listed in Exhibit A, as amended from time to time, attached hereto (the "Documents"), to the best of its knowledge, (a) the Property has been and is free from contamination by Materials of Environmental Concern except Materials of Environmental Concern used in the operation of the Property and held as inventory for sale by Tenants in customary amounts and in compliance with Environmental Laws, and (b) no release of any Materials of Environmental Concern has occurred on, onto or about the Property except Materials of Environmental Concern used in the operation of the Property and held as inventory for sale by Tenants in customary amounts and in compliance with Environmental Laws; (ii) that the Property currently complies, and will comply based on its anticipated use, with all Environmental Laws; (iii) that, except as disclosed in the Documents, to Indemnitor's knowledge in connection with the ownership, operation, and use of the Property, all necessary notices have been filed and all required permits, licenses and other authorizations have been obtained, including those relating to the generation, treatment, storage, disposal or use of Materials of Environmental Concern; (iv) that, except as disclosed in the Documents, to the best of its knowledge, there is no present, past or threatened investigation, inquiry or proceeding relating to the environmental condition of, or to events on or about, the Property; and (v) it has not, nor will it, release or waive the liability of any previous owner, lessee or operator of the Property or any party who may be potentially responsible for the presence of or removal of Materials of Environmental Concern from the Property, nor has it made promises of indemnification regarding Materials of Environmental Concern on the Property to any party, except as contained herein and in the Loan Documents.

     Each Indemnitor hereby agrees to indemnify and hold the Administrative Agent free and harmless from and against all loss, cost, damage and expense, including reasonable attorneys' fees and costs, which the Administrative Agent may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are deemed remade; provided, however, that nothing hereunder shall constitute or be deemed to constitute any indemnity of Administrative Agent for loss, costs, damages, etc. caused by such Administrative Agent's own gross negligence or willful misconduct.

     3. Covenants. Indemnitors shall

     a. comply, and use best efforts to cause all other persons on or occupying the Property to comply, with all Environmental Laws;

     b. not install, use, generate, manufacture, store, treat, release or dispose of, nor permit the installation, use, generation, storage, treatment, release or disposal of, Materials of Environmental Concern on, under or about the Property except Materials of Environmental Concern used in the operation of the Property and held as inventory for sale by Tenants in customary amounts and in compliance with Environmental Laws;

     c. immediately advise Administrative Agent in writing of:

          (i) any and all Environmental Proceedings;

          (ii) the presence of any Materials of Environmental Concern on, under or about the Property of which Administrative Agent has not previously been advised in writing except Materials of Environmental Concern used in the operation of the Property and held as inventory for sale by Tenants in customary amounts and in compliance with Environmental laws;

          (iii) any remedial action taken by, or on behalf of, any Indemnitor in response to any Materials of Environmental Concern on, under or about the Property or to any Environmental Proceedings of which Administrative Agent has not previously been advised in writing;

          (iv) the discovery by any Indemnitor of the presence of any Materials of Environmental Concern on, under or about any real property or bodies of water adjoining or in the vicinity of the Property that are likely to have Material Adverse Effect; and

          (v) the discovery by any Indemnitor of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Laws;

     d. provide Administrative Agent with copies of all reports, analyses, notices, licenses, approvals, orders, correspondences or other written materials in its possession or control relating to the environmental condition of the Property or real property or bodies of water adjoining or in the vicinity of the Property or environmental proceedings immediately upon receipt, completion or delivery of such materials;

     e. not install or allow to be installed any tanks on, at or under the Property;

     f. not create or permit to continue in existence any lien (whether or not such lien has priority over the lien created by the Mortgage) upon the Property imposed pursuant to any Laws relating to Materials of Environmental Concern; and

     g. not change or alter the present use of the Property unless Indemnitors shall have notified Administrative Agent thereof in writing and Administrative Agent shall have determined, in its sole and absolute discretion, that such change or modification will not result in the presence of Materials of Environmental Concern on the Property in question in such a level that would increase the potential liability for Environmental Proceedings.

     4. Right of Entry and Disclosure of Environmental Reports. Borrower hereby grants to Administrative Agent its agents, employees, consultants and contractors, an irrevocable license and authorization to enter upon and inspect the Property at reasonable times and upon reasonable advance notice, and, subject to the rights of tenants, conduct such environmental audits and tests, including, without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the Property. Administrative Agent shall consult with Borrower in advance of such tests. Administrative Agent agrees, however, that it shall not conduct any such audits, unless an Event of Default exists under the Loan Documents or Administrative Agent has reason to believe that such audit may disclose the presence or release of Materials of Environmental Concern other than materials used in the operation of the Property or held as inventory for sale by Tenants in customary amounts and in compliance with Environmental Laws, or unless an environmental audit deems further testing necessary. Without limiting the generality of the foregoing, Borrower agrees that Administrative Agent shall have the right to appoint a receiver to enforce this right to enter and inspect the Property to the extent such authority is provided under applicable law. All reasonable out-of-pocket costs and expenses incurred by Administrative Agent in connection with any inspection, audit or testing conducted in accordance with this Section 4 shall be paid by Borrower. The results of all investigations and reports prepared by Administrative Agent shall be and at all times remain the property of Administrative Agent and under no circumstances shall Administrative Agent have any obligation whatsoever to disclose or otherwise make available to Indemnitors or any other party such results or any other information obtained by it in connection with such investigations and reports; provided, however, that if requested by Borrower, Administrative Agent shall provide to Borrower a copy of the written report with respect to any inspection, audit or testing for which Borrower has paid hereunder. If Administrative Agent becomes the owner of the Property, Administrative Agent may, and Indemnitors hereby expressly authorize Administrative Agent to make available to any party in connection with a sale of the Property any and all reports, whether prepared by Administrative Agent or prepared by Borrower and provided to Administrative Agent (collectively, the "Environmental Reports") which Administrative Agent may have with respect to the Property. Borrower consents to Administrative Agent notifying any party under such circumstances of the availability of any or all of the Environmental Reports and the information contained therein. Each Indemnitor further agrees that Administrative Agent may disclose such Environmental Reports to any governmental agency or authority if they reasonably believe, upon advice of counsel that they are required to disclose any matter contained therein to such agency or authority; provided that Administrative Agent shall give Borrower at least 48 hours prior written notice before so doing. Each Indemnitor acknowledges that Administrative Agent cannot control or otherwise assure the truthfulness or accuracy of the Environmental Reports, and that the release of the Environmental Reports, or any information contained therein, to prospective bidders at any foreclosure sale of the Property may have a material and adverse effect upon the amount which a party may bid at such sale. Each Indemnitor agrees that Administrative Agent shall not have any liability whatsoever as a result of delivering any or all of the Environmental Reports or any information contained therein to any third party, and each Indemnitor hereby releases and forever discharges Administrative Agent from any and all claims, damages, or causes of action arising out of connected with or incidental to the Environmental Reports or the delivery thereof.

     5. Indemnitor's Remedial Work. Indemnitors shall promptly perform or cause to be performed any and all necessary remedial work ("Remedial Work") in response to any Environmental Proceedings or the presence, storage, use, disposal, transportation, discharge or release of any Materials of Environmental Concern on, under or about any of the Property; provided, however, that Borrower shall perform or cause to be performed such Remedial Work so as to minimize any impairment to Lenders' security under the Loan Documents.

     All Remedial Work shall be conducted:

     a. in a diligent and timely fashion by licensed contractors acting under the supervision of a consulting environmental engineer;

     b. pursuant to a detailed written plan for the Remedial Work approved by any public or private agencies or persons with a legal or contractual right to such approval;

     c. with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities; and

     d. only following receipt of any required permits, licenses or approvals.

     The selection of the Remedial Work contractors and consulting environmental engineer, the contracts entered into with such parties, any disclosures to or agreements with any public or private agencies or parties relating to Remedial Work and the written plan for the Remedial Work (and any changes thereto) shall each be subject to Administrative Agent's prior written approval, which shall not be unreasonably conditioned, withheld or delayed. In addition, Indemnitors shall submit to Administrative Agent, promptly upon receipt or preparation, copies of any and all reports, studies, analyses, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Indemnitors in connection with any Remedial Work, or Materials of Environmental Concern relating to the Property. All costs and expenses of such Remedial Work shall be paid by Indemnitors, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and Administrative Agent's reasonable expenses and out-of-pocket costs incurred in connection with monitoring or review of such Remedial Work. Lenders shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Proceedings.

     6. Indemnity. Indemnitors shall protect, indemnify, defend and hold the Administrative Agent, the Lenders and any successors to Lenders' interest in the Property, and any other Person who acquires any portion of the Property at a foreclosure sale or otherwise through the exercise of Lenders' rights and remedies under the Loan Documents, and all directors, officers, employees and agents of all of the aforementioned indemnified parties, harmless from and against any and all actual or potential claims, liabilities, damages (direct or indirect), losses, fines, penalties, judgments, awards, costs and expenses (including, without limitation, reasonable attorneys' fees and costs and expenses of investigation) (collectively, "Expenses") which arise out of or relate in any way to any breach of any representation, warranty or covenant contained herein, or any Environmental Proceedings or any use, handling, production, transportation, disposal, release or storage of any Materials of Environmental Concern in, under or on the Property, whether by any Indemnitor or any other person, including, without limitation:

     a. all foreseeable and all unforeseeable Expenses arising out of:

          (i) Environmental proceedings or the use, generation, storage, discharge or disposal of Materials of Environmental Concern by Indemnitors, any prior owner or operator of the Property or any person on or about the Property, unless caused by the willful misconduct, gross negligence, or bad faith of the Lenders or Administrative Agent;

          (ii) any residual contamination affecting any natural resource or the environment; or

          (iii) any exercise by the Administrative Agent or any Lender of any of their rights and remedies hereunder unless caused by the willful misconduct, gross negligence, or bad faith of the Lenders or Administrative Agent; and

     b. the costs of any required or necessary investigation, assessment, testing, remediation, repair, cleanup, or detoxification of the Property and the preparation of any closure or other required plans.

     Indemnitors' liability to the aforementioned indemnified parties shall arise upon the earlier to occur of (1) discovery of any Materials of Environmental Concern on, under or about the Property, or (2) the institution of any Environmental Proceedings, and not upon the realization of loss or damage, and Indemnitors shall pay to Lenders from time to time, immediately upon request, an amount equal to such Expenses, as reasonably determined by the Administrative Agent upon submission of an invoice therefore and reasonable supporting documentation. In addition, in the event any Materials of Environmental Concern is removed, or caused to be removed from the Property, by Indemnitors, Lenders or any other person, the number assigned by the U.S. Environmental Protection Agency to such Environmental Proceedings or any similar identification shall in no event be in the name the of Administrative Agent or of the Lenders or identify the Administrative Agent or the Lenders as a generator, arranger or other such designation. The foregoing indemnity shall not include Expenses arising solely from Materials of Environmental Concern which first exist on the Property following the date on which the Lenders take title to the Property, whether by foreclosure of the Mortgage, deed-in-lieu thereof or otherwise.

     7. Remedies Upon Default. In addition to any other rights or remedies Lenders may have under this Indemnity Agreement, at law or in equity, in the event that Indemnitors shall fail to timely comply with any of the provisions hereof, or in the event that any representation or warranty made herein proves to be false or misleading in any material respect, then, in such event, after
(i) delivering written notice to Indemnitors, which notice specifically states that Indemnitors have failed to comply with the provisions of this Indemnity Agreement; and (ii) the expiration of the earlier to occur of the thirty (30) day period after receipt of such notice or the cure period, if any, permitted under any applicable law, rule, regulation or order with which Indemnitors shall have failed to comply, Lenders may declare an Event of Default under the Loan Documents and exercise any and all remedies provided for therein, and/or do or cause to be done whatever is reasonably necessary to cause the Property to comply with all Environmental Laws and the cost thereof shall constitute an Expense hereunder and shall become immediately due and payable without notice and with interest thereon at the Default Rate until paid. Indemnitors shall give to Administrative Agent and its agents and employees access to the Property for the purpose of effecting such compliance and hereby specifically grant to Administrative Agent a license, effective upon expiration of the applicable period as described above, if any, subject to the rights of tenants to do whatever is reasonably necessary to cause the Property to so comply, including, without limitation, to enter the Property and remove therefrom any Materials of Environmental Concern or otherwise comply with any Environmental Laws.

     8. Obligations. The obligations set forth herein, including, without limitation, Indemnitors' obligation to pay Expenses hereunder, are collectively referred to as, the "Environmental Obligations". Notwithstanding any term or provision contained herein or in the Loan Documents, the Environmental Obligations are unconditional. Indemnitors shall be fully and personally liable for the Environmental Obligations hereunder, and such liability shall not be limited to the original principal amount of the Loan. The Environmental Obligations shall survive the repayment of the Loan and any foreclosure, deed-in-lieu of foreclosure or similar proceedings by or through which Lenders or any of their affiliates, nominees, successors or assigns or any other person bidding at a foreclosure sale may obtain title to the Property or any portion thereof.

     9. Waiver. No waiver of any provision of this Indemnity Agreement nor consent to any departure by Indemnitors therefrom shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Indemnitors shall in any case entitle Indemnitors to any other or further notice or demand in similar or other circumstances.

     10. Exercise of Remedies. No failure on the part of Lenders to exercise and no delay in exercising any right or remedy hereunder, at law or in equity, shall operate as a waiver thereof. Lenders shall not be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

     11. Assignment. The Administrative Agent and Lender may assign their respective interests under this Indemnity Agreement to any successor to its respective interests in the Property or the Loan Documents however, no further assignment by any such successor of the Administrative Agent or the Lenders shall be permitted. This Indemnity Agreement may not be assigned or transferred, in whole or in part, by Indemnitors and any purported assignment by Indemnitors of this Indemnity Agreement shall be void ab initio and of no force or effect.

     12. Counterparts. This Indemnity Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.

     13. Governing Law. This Indemnity Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Ohio.

     14. Modifications. This Indemnity Agreement may be amended or modified only by an instrument in writing which by its express terms refers to this Indemnity Agreement and which is duly executed by Indemnitors and consented to in writing by Administrative Agent.

     15. Attorneys' Fees. If Administrative Agent commences litigation for the interpretation, enforcement, termination, cancellation or rescission of this Indemnity Agreement, or for damages for the breach of this Indemnity Agreement, Administrative Agent shall be entitled to its reasonable attorneys' fees (including, but not limited to, in-house counsel fees) and court and other costs incurred in connection therewith.

     16. Interpretation. This Indemnity Agreement has been negotiated by parties knowledgeable in the matters contained herein, with the advice of counsel, is to be construed and interpreted in absolute parity, and shall not be construed or interpreted against any party by reason of such party's preparation of the initial or any subsequent draft of the Loan Documents or this Indemnity Agreement.

     17. Severability. If any term or provision of this Indemnity Agreement shall be determined to be illegal or unenforceable, all other terms and provisions in this Indemnity Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

     18. Other Laws. Nothing in this Indemnity Agreement, and no exercise by the Administrative Agent or the Lenders of their rights or remedies under this Indemnity Agreement, shall impair, constitute a waiver of, or in any way affect the Administrative Agent or the Lenders' rights and remedies with respect to Indemnitors under any Laws relating to Materials of Environmental Concern, including without limitation, contribution provisions or private right of action provisions under such Laws relating to Materials of Environmental Concern.

     19. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

Borrower:                  Glimcher Properties Limited Partnership and
                           GM Olathe, LLC
                           150 East Gay Street
                           Columbus, Ohio 43215
                           Attention:  George A. Schmidt
                           Telephone:       614-621-9000
                           Facsimile:       614-621-8863

Administrative Agent:      KeyBank National Association
                           127 Public Square
                           Cleveland, Ohio  44114
                           Attention: Real Estate Capital
                           Telephone:        216-689-4660
                           Facsimile:        216-689-4997

With a copy to:            Sonnenschein Nath & Rosenthal LLP
                           8000 Sears Tower
                           233 South Wacker Drive
                           Chicago, Illinois  60606
                           Attention: Patrick G. Moran, Esq.
                           Telephone        312-876-8132
                           Facsimile        312-876-7934

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

     20. Joint and Several Liability. Indemnitors agree that they shall each be jointly and severally liable for the performance of the Environmental Obligations and all other obligations of Indemnitors contained herein.

     21. Captions. The headings of each section herein are for convenience only and do not limit or construe the contents of any provisions of this Indemnity Agreement.


                         [NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, Indemnitors have caused this Indemnity Agreement to be executed as of the day and year first above written.

                                  INDEMNITORS:
                                  ------------

                         GM OLATHE, LLC,
                         a Delaware limited liability company

                         By: GM MEZZ, LLC,
                             a Delaware limited liability company,
                             its sole member

                             By: GREAT PLAINS METROMALL, LLC,
                                 a Delaware limited liability company,
                                 its sole member

                                 By: GLIMCHER PROPERTIES LIMITED
                                     PARTNERSHIP, a Delaware limited liability
                                     company, its sole member

                                     By:  GLIMCHER PROPERTIES CORPORATION,
                                          a Delaware corporation,
                                          its sole general partner


                                          By:
                                              -------------------------
                                          Print Name: George A. Schmidt
                                          Title: Executive Vice President



                         GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                         Delaware limited partnership

                         By: Glimcher Properties Corporation, a Delaware
                             corporation, its sole general partner


                             By:
                                 -------------------------
                             Print Name: George A. Schmidt
                             Title: Executive Vice President

                                    EXHIBIT A
                                    ---------

                                    Documents

                           [BORROWER TO PROVIDE INFO]

Phase I Environmental Site Assessment dated ___________________ prepared by _______________________________, for Glimcher Development Corporation

                                   SCHEDULE 1
                                   ----------

           EXCEPTIONS, IF ANY, TO OWNERSHIP FREE OF UNPERMITTED LIENS
           ----------------------------------------------------------
                                 (Section 5.13)


                                      NONE






                               Schedule 1 - Pg. 1

                                   SCHEDULE 2
                                   ----------

                                   LITIGATION
                                   ----------
                                (See Section 5.6)


                                      NONE






                               Schedule 2 - Pg. 1

                                   SCHEDULE 3
                                   ----------

                              ENVIRONMENTAL MATTERS
                              ---------------------
                               (See Section 5.20)




                                      NONE





                               Schedule 3 - Pg. 1

                                   SCHEDULE 4
                                   ----------

                              INTENTIONALLY OMITTED
                              ---------------------






                               Schedule 4 - Pg. 1

                                   SCHEDULE 5
                                   ----------

                        SURVEY CERTIFICATION REQUIREMENTS
                        ---------------------------------

                          Form of Survey Certification


                      CERTIFICATION FOR SURVEYS (LONG-FORM)


I hereby certify to KeyBank National Association, its successors and assigns, and GM Olathe, LLC, and Glimcher Properties Limited Partnership, as Borrowers, and [insert Title Insurance Company] that the survey prepared by me entitled " ________ " was actually made upon the ground and that it and the information, courses and distances shown thereon are correct; that the title lines and lines of actual possession are the same; that the size, location and type of buildings and improvements are as shown and all are within the boundary lines of the property; that the property is zoned as ___________ and any required setbacks are as shown; that there are no easements, encroachments or use affecting this property appearing from a careful physical inspection of the same, other than those shown and depicted thereon; that all utility services required for the operations of the premises either enter the premises through adjoining public streets, or the survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land; that the survey shows the location of all visible storm drainage systems for the collection and disposal of all roof and surface drainage; that any discharge into streams, rivers or other conveyance system is shown on the survey, if such waterway is on or adjacent to the property; and that the parcels described heron do not lie within flood hazard areas in accordance with the document entitled "Department of Housing and Urban Development, Federal Insurance Administration - Special Flood Hazard Area Maps". This survey is made in accordance with the "Minimum Standard Detail Requirements for Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1999 for Class A Urban Survey and includes items 1-4 and 6-16 of Table A. Pursuant to the Accuracy Standards as adopted by ALTA, NSPS, and ACSM and in effect on the date of this certification, the undersigned further certifies that: [Surveyor to complete with appropriate choice from Minimum Standard Detail Requirement]



                               Schedule 5 - Pg. 1

                                   SCHEDULE 6
                                   ----------

                               TITLE REQUIREMENTS
                               ------------------

1. Title Insurance Company Requirements. The maximum single risk (i.e., the amount insured under any one policy) by a title insurer may not exceed 25% of that insurer's surplus and statutory reserves. Reinsurance must be obtained by closing for any policy exceeding such amount.

2. Loan Policy Forms. Standard 1992 American Land Title Association ("ALTA") form of loan title insurance policy, or the 1970 (amended October 17, 1970) ALTA loan form policies must be used.

3. Insurance Amount. The amount insured must equal at least the original principal amount of the Loan.

4. Named Insured. The named insured under the Title Policy must be substantially the same as the following: "KeyBank National Association, and its respective successors and assigns."

5. Creditors' Rights. Any "creditors' rights" exception or other exclusion from coverage for voidable transactions under bankruptcy, fraudulent conveyance, or other debtor protection laws or equitable principles must be removed by either an endorsement or a written waiver.

6. Arbitration. In the event that the form policy which is utilized includes a compulsory arbitration provision, the insurer must agree that such compulsory arbitration provisions do not apply to any claims by or on behalf of the insured. Please note that the 1987 and 1992 ALTA form loan policies include such provisions.

7. Date of Policy. The effective date of the Title Policy must be as of the date and time of the closing.

8. Legal Description. The legal description of the property contained in the Title Policy must conform to (a) the legal description shown on the survey of the property, and (b) the legal description contained in the Mortgage. In any event, the Title Policy must be endorsed to provide that the insured legal description is the same as that shown on the survey.

9. Easements. Each Title Policy shall insure, as separate parcels: (a) all appurtenant easements and other estates benefiting the property, and (b) all other rights, title, and interests of the borrower in real property under reciprocal easement agreements, access agreements, operating agreements, and agreements containing covenants, conditions, and restrictions relating to the Project.

10. Exceptions to Coverage. With respect to the exceptions, the following applies:

     a) Each Title Policy shall afford the broadest coverage available in the state in which the subject property is located.


                               Schedule 6 - Pg. 1

     b) The "standard" exceptions (such as for parties in possession or other matters not shown on public records) must be deleted.

     c) The "standard" exception regarding tenants in possession under residential leases, should also be deleted. For commercial properties, a rent roll should be attached in lieu of the general exception.

     d) The standard survey exception to the Title Policy must be deleted. Instead, a survey reading reflecting the current survey should be incorporated.

     e) Any exception for taxes, assessments, or other lienable items must expressly insure that such taxes, assessments, or other items are not yet due and payable.

     f) Any lien, encumbrance, condition, restriction, or easement of record must be listed in the Title Policy, and the Title Policy must affirmatively insure that the improvements do not encroach upon the insured easements or insure against all loss or damage due to such encroachment

     g) The Title Policy may not contain any exception for any filed or unfiled mechanics' or materialmen's liens.

     h) In the event that a comprehensive endorsement has been issued and any Schedule B exceptions continue to be excluded from the coverage provided through that endorsement, then a determination must be made whether such exceptions would be acceptable to Bank. In the event that it is determined that such exception is acceptable, a written explanation regarding the acceptability must be submitted as part of the delivery of the loan documents.

If Schedule B indicates the presence of any easements that are not located on the survey, the Title Policy must provide affirmative insurance against any loss resulting from the exercise by the holder of such easement of its right to use or maintain that easement. ALTA Form 103.1 or an equivalent endorsement is required for this purpose.

1.   Endorsements. With respect to endorsements, the following applies:

     a) Each Title Policy must include an acceptable environmental protection lien endorsement on ALTA Form 8.1. Please note that Form 8.1 may take exception for an entire statute which contains one or more specific sections under which environmental protection liens could take priority over the Mortgage; provided, however, that such specific sections under which the lien could arise must also be referenced.

     b) Each Title Policy must contain an endorsement which provides that the insured legal description is the same as shown on the survey.

     c)   Each Title Policy must contain a comprehensive endorsement (ALTA Form
          9) if a lien, encumbrance, condition, restriction, or easement is listed in Schedule B to the title insurance policy.


                               Schedule 6 - Pg. 2

     d) Lender may require the following endorsements where applicable and available:

          access                             doing business     reverter
          address                            first loss         single tax lot
          assessment                         last dollar        subdivision
          assignment of leases and rents     leasehold          tie in
          assignment of loan documents       mineral rights     usury
          continguity                        mortgage tax       zoning (ALTA 3.1
                                                                 - w/parking)


1. Other Coverages. Each Title Policy shall insure the following by endorsement or affirmative insurance to the extent such coverage is not afforded by the ALTA Form 9 or its equivalent in a particular jurisdiction:

a) that no conditions, covenants, or restrictions of record affecting the property:

     (i) have been violated,
     (ii) create lien rights which prime the insured mortgage,
     (iii) contain a right of reverter or forfeiture, a right of reentry, or power of termination, or
     (iv) if violated in the future would result in the lien created by the insured mortgage or title to the property being lost, forfeited, or subordinated; and

b) that except for temporary interference resulting solely from maintenance, repair, replacement, or alteration of lines, facilities, or equipment located in easements and rights of way taken as certain exceptions to each Title Policy, such exceptions do not and shall not prevent the use and operation of the Property or the improvements as used and operated on the effective date of the Title Policy.

1. Informational Matters. The Policy must include, as an informational note, the following:

     a)   The recorded plat number together with recording information; and

     b) The property parcel number or the tax identification number, as applicable.

1. Delivery of Copies. Legible copies of all easements, encumbrances, or other restrictions shown as exceptions on the Title Policy must be delivered with the first draft of the title commitment.


                               Schedule 6 - Pg. 3

                                   SCHEDULE 7
                                   ----------

                             INSURANCE REQUIREMENTS
                             ----------------------


     Borrower shall obtain and keep in full force and effect either builder's risk insurance (the "Builder's Risk Insurance policy") coverage or permanent All Perils insurance coverage as appropriate, satisfactory to Lender, on the Project. All insurance policies shall be issued by carriers with a Best's Insurance Reports policy holder's rating of A and a financial size category of Class X and shall include a standard mortgage clause (without contribution) in favor of and acceptable to Lender. The policies shall provide for the following, and any other coverage that Lender may from time to time deem necessary:

     a) Coverage Against All Peril and/or Builders Risk in the amount of 100% of the replacement cost of all Improvements located or to be located on the Land. If the policy is written on a CO-INSURANCE basis, the policy shall contain an AGREED AMOUNT ENDORSEMENT as evidence that the coverage is in an amount sufficient to insure the full amount of the mortgage indebtedness. "KeyBank National Association and its successors and assigns" shall be named as the "Mortgagee" and "Loss Payee".

     b) Public liability coverage in a minimum amount of not less than $2,000,000 per occurrence and $5,000,000 in the aggregate. "KeyBank National Association and its successors and assigns" shall be named as an "Additional Insured".

     c) Rent loss or business interruption coverage in a minimum amount approved by Lender of not less than the appraised rentals for a minimum of six months.

     d) Flood hazard coverage in a minimum amount available, if the premises are located in a special flood hazard area ("Flood Hazard Area") as designated by the Federal Emergency Management Agency on its Flood Hazard Boundary Map and Flood Insurance Rate Maps, and the Department of Housing and Urban Development, Federal Insurance Administration, Special Flood Hazard Area Maps.

     e) Workers Compensation and Disability insurance as required by law.

     f) Such other types and amounts of insurance with respect to the premises and the operation thereof which are commonly maintained in the case of other property and buildings similar to the premises in nature, use, location, height, and type of construction, as may from time to time be required by the mortgagee.

Each policy shall provide that it may not be canceled, reduced or terminated without at least thirty (30) days prior written notice to Lender.


                               Schedule 7 - Pg. 1